UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23380

Name of Fund: BlackRock Credit Strategies Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Credit Strategies Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2020

Date of reporting period: 06/30/2020

Item 1 – Report to Stockholders

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Credit Strategies Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 882-0052 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the course of the pandemic, and an uptick in U.S. infection rates caused concern late in the reporting period.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were flat due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption has clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the impact of the outbreak subsides. Several risks remain, however, including a potential resurgence of the virus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for a cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.08)%	7.51%
U.S. small cap equities (Russell 2000® Index)	(12.98)	(6.63)
International equities (MSCI Europe, Australasia, Far East Index)	(11.34)	(5.13)
Emerging market equities (MSCI Emerging Markets Index)	(9.78)	(3.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.60	1.63
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	12.68	14.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.14	8.74
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.97	4.23
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.83)	0.00
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2020	BlackRock Credit Strategies Fund

Investment Objective

BlackRock Credit Strategies Fund’s (the “Fund”) investment objective is to seek to provide high income and attractive risk-adjusted returns. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its managed assets in fixed income securities, with an emphasis on public and private corporate credit.

The Fund’s common shares are not listed on any securities exchange. The Fund is designed for long-term investors, and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

No assurance can be given that the Fund’s investment objective will be achieved.

Net Asset Value Per Share Summary

	06/30/20	04/01/20 (a)	12/31/19	Change	High	Low
Net Asset Value — Institutional	$9.70	—	$10.24	(5.27)%	$10.32	$7.72
Net Asset Value — Class A	9.70	$8.48	—	14.39	9.84	8.40

(a)	Commencement of operations.

Overview of the Fund’s Total Investments*

PORTFOLIO COMPOSITION

Asset Type	06/30/20		12/31/19
Corporate Bonds	66%		58%
Floating Rate Loan Interests	23		24
Capital Trusts	5		6
Asset-Backed Securities	4		9
Investment Companies	2		3
Foreign Agency Obligations	—	(a)	—	(a)
Common Stocks	—	(a)	—	(a)
Other	—	(a)	—	(a)

(a)	Representing less than 1% of the Fund’s total investments.
*	Excludes Short-Term Securities.

CREDIT QUALITY ALLOCATION (b)

Credit Rating	06/30/20	12/31/19
A	1%	1%
BBB/Baa	12	14
BB/Ba	17	18
B/B	42	46
CCC	14	8
N/R	14	13

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Performance and Portfolio Management Commentary

Returns for the period ended June 30, 2020 were as follows:

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year		Since Inception (b)
	w/o sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional(c)	(2.54)%	1.46%	N/A	3.49%	N/A
Class A Shares(c)	(2.90)	0.70	(1.82)%	2.72	0.79%
Lipper General Bond Funds(d)	(6.71)	(3.94)	N/A	0.06	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

(b)	The Fund commenced operations on February 28, 2019.
(c)	All returns reflect reinvestment of dividends and/or distributions at NAV on the payable date.
(d)	Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

N/A — Not applicable as share class and index do not have a sales charge.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock Credit Strategies Fund

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

Positive contributions to performance were led by the Fund’s positioning with respect to duration and corresponding interest rate sensitivity, as Treasury yields declined sharply in the wake of the coronavirus pandemic-driven flight to quality. In addition, holdings of U.S. and European investment grade corporate bonds added to the Fund’s return as they held up better than higher risk assets.

Exposure to below investment grade categories weighed most heavily on return, including holdings of global high yield corporate bonds, floating rate loan interests (“bank loans”), collateralized loan obligations and emerging market debt. The Fund’s exposure to preferred securities and private credit also negatively impacted performance.

The Fund utilizes various derivatives positions as part of its investment strategy, including employing leverage, forward contracts to manage foreign currency exposure of non-U.S. positions back to U.S. dollars, interest rate futures to adjust duration positioning tactically as needed, and credit default swaps to gain access to or to manage risk in broad market exposure. The Fund’s overall use of derivatives over the six-month period had a positive impact on performance.

Describe recent portfolio activity.

Several changes were made to the Fund’s asset allocation over the period, including increased exposure to U.S. investment grade positions following the dislocation during the first quarter of 2020. Exposure to private assets and non-U.S. high yield, including European and Asian credits, also was increased. The Fund’s exposures to bank loans and CLOs were decreased as those markets, in the investment adviser’s opinion, face technical headwinds in the near term.

Describe portfolio positioning at period end.

At period end, the Fund maintained a modestly “risk-on” stance, supported by the unprecedented global stimulus measures and demand for yield in a low interest rate environment. The Fund also maintained core allocations to global public credit markets, including private credit, U.S. high yield, emerging market corporates and bank loans.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	5

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume the Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment adviser will be higher than if the Fund did not use leverage.

The Fund may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to issue debt up to 33 1/3% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If the Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Fund’s obligations under a reverse repurchase agreement (including accrued interest) or the treasury roll transaction, then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Class A Shares are subject to a maximum initial sales charge (front-end load) of 2.50% and servicing and distribution fee of 0.75% per year. A contingent deferred sales charge of 1.50% is assessed on Fund repurchases of Class A Shares made within 18 months after purchase where no initial sales load was paid at the time of purchase as part of an investment of $250,000 or more. Class A Shares performance shown prior to the Class A Shares inception date of April 1, 2020 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Class A Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s contractual waiver, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses for Continuously Offered Closed-End Funds

Shareholders of the Fund may incur the following charges: (a) transactional expenses, including early withdrawal fees; and (b) operating expenses, including investment advisory fees, and other fund expenses. The example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020), except with respect to Class A Shares which are based on a hypothetical investment of $1,000 on April 1, 2020 (commencement of operations) and held through June 30, 2020 is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as early withdrawal fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example for Continuously Offered Closed-End Fund

	Actual				Hypothetical (c)
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value (01/01/20 or 04/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$974.60	$13.21	$8.30	$1,000.00	$1,011.49	$13.45	$1,016.46	$8.47
Class A	1,000.00	1,158.20	8.65	6.32	1,000.00	1,004.28	8.03	1,006.44	5.87

(a)

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 2.69% for Institutional Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown) and 3.26% for Class A Shares, which is multiplied by 90/366 (to reflect the period since launch date of 4/1/20).

(b)

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of 1.69% for Institutional Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown) and 2.38% for Class A Shares, which is multiplied by 90/366 (to reflect the period since launch date of 4/1/20).

(c)

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366 for Institutional Shares, and from the period since launch date of 4/1/20 for Class A Shares.

See “Disclosure of Expenses for Continuously Offered Closed-End Funds” for further information on how expenses were calculated.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES FOR CONTINUOUSLY OFFERED CLOSED-END FUNDS / DERIVATIVE FINANCIAL INSTRUMENTS	7

Schedule of Investments (unaudited) June 30, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 0.0%

Diversified Financial Services — 0.0%
Arrow Global Group PLC		17,705	$19,500

Diversified Telecommunication Services — 0.0%
Telecom Italia SpA		27,818	10,827

Energy Equipment & Services — 0.0%
McDermott International, Inc.		187	13

Total Common Stocks — 0.0% (Cost — $30,567)			30,340

	Par (000)

Asset-Backed Securities — 4.8%
Aqueduct European CLO DAC, Series 2017-2X, Class E, (3 mo. Euribor + 4.40%), 4.40%, 10/15/30(b)	EUR	289	277,022
Arbour CLO IV DAC, Series 4X, Class E, (3 mo. Euribor + 5.60%), 5.60%, 01/15/30(b)		300	310,501
Ares LIII CLO Ltd.(3 mo. LIBOR US + 3.75%), 4.77%, 04/24/31(b)(c)	USD	500	470,027
Ares XL CLO Ltd., Series 2016-40A, Class CR, (3 mo. LIBOR US + 3.40%), 4.62%, 01/15/29(b)(c)		500	463,997
Ares XLIV CLO Ltd., Series 2017-44A, Class C, (3 mo. LIBOR US + 3.45%), 4.67%, 10/15/29(b)(c)		500	463,317
Avoca CLO XX DAC(3 mo. Euribor + 5.75%), 5.75%, 07/15/32(b)	EUR	300	298,351
Cairn CLO IV BV, Series 2014-4X, Class ERR, (3 mo. Euribor + 5.88%), 5.88%, 04/30/31(b)		200	214,196
Contego CLO IV DAC, Series 4X, Class DNE, (3 mo. Euribor + 3.10%), 3.10%, 01/23/30(b)		100	106,076
Dryden 36 Senior Loan Fund, Series 2014-36A, Class DR2, (3 mo. LIBOR US + 3.70%), 4.92%, 04/15/29(b)(c)	USD	500	465,305
Harvest CLO XXII DAC, 6.23%, 01/15/32(d)	EUR	150	152,090
OCP Euro CLO DAC, Series 2017-2X, Class D, 2.75%, 01/15/32(d)		200	205,424
Octagon Investment Partners 31 LLC, Series 2017-1A, Class D, (3 mo. LIBOR US + 3.70%), 4.84%, 07/20/30(b)(c)	USD	500	488,441
OHA Loan Funding Ltd., Series 2013-1A, Class DR2, (3 mo. LIBOR US + 3.05%), 4.09%, 07/23/31(b)(c)		750	670,793
Regatta X Funding Ltd., Series 2017-3A, Class D, (3 mo. LIBOR US + 2.75%), 3.88%, 01/17/31(b)(c)		250	217,793
TCW CLO Ltd., Series 2017-1A, Class DR, (3 mo. LIBOR US + 3.15%), 3.99%, 07/29/29(b)(c)		500	458,586
TICP CLO VIII Ltd., Series 2017-8A, Class C, (3 mo. LIBOR US + 3.10%), 4.24%, 10/20/30(b)(c)		500	457,671

Total Asset-Backed Securities — 4.8% (Cost — $6,105,082)			5,719,590

Corporate Bonds — 77.6%

Aerospace & Defense — 2.3%
Boeing Co., 5.15%, 05/01/30		250	278,758
Bombardier, Inc.(c):
8.75%, 12/01/21		114	92,625
7.50%, 12/01/24		106	69,430
7.50%, 03/15/25		4	2,610
7.88%, 04/15/27		301	197,155
General Dynamics Corp., 4.25%, 04/01/50		90	116,476
General Electric Co., 3.63%, 05/01/30		125	125,141
Global Aircraft Leasing Co. Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 09/15/24(c)(e)		64	45,440

Security	Par (000)		Value

Aerospace & Defense (continued)
Northrop Grumman Corp.:
4.03%, 10/15/47	USD	75	$90,913
5.25%, 05/01/50		255	365,787
Raytheon Technologies Corp., 3.13%, 07/01/50		190	201,929
SSL Robotics LLC, 9.75%, 12/31/23(c)		61	65,270
TransDigm, Inc.(c):
8.00%, 12/15/25		148	155,547
6.25%, 03/15/26		1,005	1,002,508

			2,809,589

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.25%, 05/01/25(c)		21	21,998

Airlines — 0.5%
American Airlines, Inc., 11.75%, 07/15/25(c)		24	22,732
Delta Air Lines, Inc., 7.00%, 05/01/25(c)		62	64,001
International Consolidated Airlines Group SA, 0.50%, 07/04/23	EUR	200	178,315
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(c)(f)	USD	216	216,540
SriLankan Airlines Ltd., 7.00%, 06/25/24		200	101,754

			583,342

Auto Components — 1.9%
Adient US LLC, 9.00%, 04/15/25(c)		29	31,239
Allison Transmission, Inc., 5.88%, 06/01/29(c)		28	29,120
BorgWarner, Inc., 2.65%, 07/01/27		175	179,549
Clarios Global LP, 6.75%, 05/15/25(c)		50	52,000
Clarios Global LP/Clarios US Finance Co., 6.25%, 05/15/26(c)		322	332,062
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28(c)		47	43,534
FCE Bank PLC, 1.62%, 05/11/23	EUR	100	105,478
Ford Motor Co., 8.50%, 04/21/23	USD	36	38,070
Ford Motor Credit Co. LLC, 2.39%, 02/17/26	EUR	200	197,170
General Motors Financial Co., Inc., 5.20%, 03/20/23	USD	215	229,774
Goodyear Tire & Rubber Co., 9.50%, 05/31/25		38	40,660
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.75%, 09/15/24		9	8,462
6.25%, 05/15/26		110	110,077
5.25%, 05/15/27		97	93,605
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.:
4.38%, 05/15/26	EUR	100	110,718
8.50%, 05/15/27(c)	USD	659	662,262

			2,263,780

Automobiles — 0.3%
Fiat Chrysler Automobiles NV, 4.50%, 07/07/28	EUR	200	223,576
Ford Motor Co., 4.75%, 01/15/43	USD	16	12,605
General Motors Co., 6.13%, 10/01/25		80	89,895
Winnebago Industries, Inc., 6.25%, 07/15/28(c)		19	19,000

			345,076

Banks — 1.9%
Bangkok Bank PCL(5 year CMT + 1.90%), 3.73%, 09/25/34(g)		500	480,000
Bank of Ireland Group PLC(5 year CMT + 2.50%), 4.13%, 09/19/27(g)		200	195,634
China Construction Bank Corp.(5 year CMT + 2.15%), 2.45%, 06/24/30(g)		200	199,220
Commerzbank AG(5 year EUR Swap + 6.36%), 6.13%(g)(h)	EUR	200	213,875
Emirates NBD Bank PJSC(6 year USD Swap + 3.66%), 6.13%(g)(h)	USD	200	199,062
Kasikornbank PCL(5 year CMT + 1.70%), 3.34%, 10/02/31(g)		238	228,257

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Banks (continued)
National Westminster Bank PLC(b)(h):
Series A, (6 mo. LIBOR US + 0.25%), 2.06%	USD	10	$8,712
Series B, (6 mo. LIBOR US + 0.25%), 1.88%		100	87,124
QIIB Tier 1 Sukuk Ltd.(5 year CMT + 3.19%), 4.88%(g)(h)		200	186,813
Unione di Banche Italiane SpA(5 year EUR Swap + 6.07%), 5.88%(g)(h)	EUR	400	425,806

			2,224,503

Banks: Diversified — 0.0%
Encompass Health Corp.:
4.50%, 02/01/28	USD	7	6,714
4.75%, 02/01/30		10	9,550

			16,264

Beverage: Soft Drinks — 0.1%
Energizer Holdings, Inc., 4.75%, 06/15/28(c)(f)		62	60,820

Beverages — 0.7%
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 01/23/49		500	666,595
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 08/15/27(c)		200	196,476
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26		5	5,850

			868,921

Building Products — 0.6%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27(c)		37	37,277
Builders FirstSource, Inc., 6.75%, 06/01/27(c)		18	18,428
Griffon Corp., 5.75%, 03/01/28(c)		17	16,788
HT Troplast GmbH, 9.25%, 07/15/25(f)	EUR	192	220,471
JELD-WEN, Inc., 6.25%, 05/15/25(c)	USD	29	30,087
Jeld-Wen, Inc.(c):
4.63%, 12/15/25		7	6,720
4.88%, 12/15/27		2	1,920
Modern Land China Co. Ltd.:
12.85%, 10/25/21		200	199,000
11.80%, 02/26/22		200	198,250

			728,941

Cable Television Services — 0.1%
ViaSat, Inc., 6.50%, 07/15/28(c)		61	61,013

Capital Markets — 0.4%
Cerah Capital Ltd., 0.00%, 08/08/24(i)(j)		200	186,906
LABL Escrow Issuer LLC, 6.75%, 07/15/26(c)		85	88,426
Mongolian Mortgage Corp. Hfc LLC, 9.75%, 01/29/22		200	174,250
NFP Corp., 7.00%, 05/15/25(c)		15	15,750
State Street Corp.(Secured Overnight Financing Rate + 2.65%), 3.15%, 03/30/31(c)(g)		65	72,855

			538,187

Chemicals — 2.2%
Atotech Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(c)		731	723,690
Element Solutions, Inc., 5.88%, 12/01/25(c)		594	599,754
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(c)		41	42,743
Minerals Technologies, Inc., 5.00%, 07/01/28(c)		33	33,495
Monitchem HoldCo 2 SA, 9.50%, 09/15/26	EUR	100	111,929
PQ Corp., 5.75%, 12/15/25(c)	USD	481	484,607
Rock International Investment, Inc., 6.63%, 03/27/20(a)(d)(k)		300	108,260
Valvoline, Inc., 4.25%, 02/15/30(c)		47	46,295
Vedanta Resources Finance II PLC, 9.25%, 04/23/26		400	285,750

Security	Par (000)		Value

Chemicals (continued)
WESCO Distribution, Inc.(c):
7.13%, 06/15/25	USD	133	$140,066
7.25%, 06/15/28		121	127,958

			2,704,547

Commercial Services & Supplies — 1.8%
ADT Security Corp., 4.88%, 07/15/32(c)		50	45,500
Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 07/15/27(c)		721	759,754
Garda World Security Corp., 9.50%, 11/01/27(c)		57	60,277
GFL Environmental, Inc.(c):
7.00%, 06/01/26		139	143,865
5.13%, 12/15/26		404	418,140
8.50%, 05/01/27		30	32,625
Mobile Mini, Inc., 5.88%, 07/01/24		489	503,328
Summer BC Holdco A Sarl, 9.25%, 10/31/27	EUR	90	86,554
Summer BC Holdco B Sarl, 5.75%, 10/31/26		100	106,508

			2,156,551

Communications Equipment — 0.4%
CommScope Technologies LLC, 6.00%, 06/15/25(c)	USD	82	79,187
CommScope, Inc.(c):
5.50%, 03/01/24		7	7,070
5.50%, 06/15/24		15	15,275
6.00%, 03/01/26		413	423,325

			524,857

Construction & Engineering — 0.7%
Brand Industrial Services, Inc., 8.50%, 07/15/25(c)		242	217,800
China Shuifa Singyes Energy Holdings Ltd., (2.0% Cash or 4.00% PIK), 6.00%, 12/19/22(e)		203	172,444
Delhi International Airport Ltd., 6.45%, 06/04/29		200	194,500
frontdoor, Inc., 6.75%, 08/15/26(c)		186	197,625
SRS Distribution, Inc., 8.25%, 07/01/26(c)		83	84,245

			866,614

Construction Materials — 0.5%
Core & Main LP, 6.13%, 08/15/25(c)		615	612,940

Consumer Discretionary — 0.6%
Carnival Corp., 11.50%, 04/01/23(c)		232	251,720
Global A&T Electronics Ltd., 8.50%, 01/12/23		200	187,750
Royal Caribbean Cruises Ltd.(c):
10.88%, 06/01/23		25	25,689
9.13%, 06/15/23		33	32,711
11.50%, 06/01/25		45	46,955
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26	EUR	100	114,597

			659,422

Consumer Finance — 2.4%
Ally Financial, Inc., 8.00%, 11/01/31	USD	177	228,387
Global Payments, Inc., 2.90%, 05/15/30		265	278,079
Husky III Holding Ltd., (13.00% Cash or 13.00% PIK), 13.00%, 02/15/25(c)(e)		13	12,513
Muthoot Finance Ltd., 4.40%, 09/02/23		250	238,280
Navient Corp., 5.00%, 03/15/27		11	9,240
OneMain Finance Corp.:
6.88%, 03/15/25		101	103,620
8.88%, 06/01/25		13	13,898
6.63%, 01/15/28		35	34,650
5.38%, 11/15/29		14	13,090
Refinitiv US Holdings, Inc.(c):
6.25%, 05/15/26		526	557,560
8.25%, 11/15/26		496	537,153
Verscend Escrow Corp., 9.75%, 08/15/26(c)		801	860,554

			2,887,024

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Containers & Packaging — 1.1%
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(c)(e)	USD	200	$197,875
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(c)		136	133,577
Trivium Packaging Finance BV:
3.75%, 08/15/26	EUR	100	110,264
5.50%, 08/15/26(c)	USD	200	201,750
8.50%, 08/15/27(c)		600	641,250

			1,284,716

County/City/Special District/School District — 0.1%
European TopSoho Sarl, Series SMCP, 4.00%, 09/21/21(j)	EUR	100	59,916
Hanesbrands, Inc., 5.38%, 05/15/25(c)	USD	24	24,270
William Carter Co., 5.50%, 05/15/25(c)		12	12,375

			96,561

Diversified Consumer Services — 0.5%
APX Group, Inc., 6.75%, 02/15/27(c)		91	85,881
Ascend Learning LLC, 6.88%, 08/01/25(c)		418	420,095
Brink’s Co., 5.50%, 07/15/25(c)		18	18,334
Prime Security Services Borrower LLC/Prime Finance, Inc.(c):
5.75%, 04/15/26		10	10,370
6.25%, 01/15/28		62	58,435

			593,115

Diversified Financial Services — 5.1%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/26(c)		550	577,500
Altice France Holding SA:
8.00%, 05/15/27	EUR	100	118,402
10.50%, 05/15/27(c)	USD	400	440,620
6.00%, 02/15/28(c)		200	188,876
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	100	113,606
Celestial Dynasty Ltd., 4.25%, 06/27/29	USD	200	198,000
CFLD Cayman Investment Ltd., 8.60%, 04/08/24		400	394,375
China Huadian Overseas Development 2018 Ltd.(5 year CMT + 6.07%), 3.38%(g)(h)		200	201,750
Fairstone Financial, Inc., 7.88%, 07/15/24(c)		12	11,760
Ford Motor Credit Co. LLC, 4.39%, 01/08/26		200	190,436
Garfunkelux Holdco 3 SA, 7.50%, 08/01/22	EUR	200	211,957
GE Capital Funding LLC, 4.40%, 05/15/30(c)	USD	400	416,242
General Motors Financial Co., Inc., 2.75%, 06/20/25		415	409,898
Greenko Dutch BV, 5.25%, 07/24/24		250	247,266
Intercontinental Exchange, Inc., 3.00%, 06/15/50		115	118,959
Murphy Oil USA, Inc., 4.75%, 09/15/29		27	27,607
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		400	392,000
Picasso Finance Sub, Inc., 6.13%, 06/15/25(c)		94	96,115
Poseidon Finance 1 Ltd., 0.00%, 02/01/25(i)(j)		200	193,740
Scenery Journey Ltd.:
11.00%, 11/06/20		400	403,125
11.50%, 10/24/22		200	189,630
Spectrum Brands, Inc.(c):
5.00%, 10/01/29		19	18,763
5.50%, 07/15/30		30	30,037
UniCredit SpA(5 year USD ICE Swap + 4.75%), 5.46%, 06/30/35(c)(g)		415	418,374
Vertical Midco GmbH, 5.00%, 07/14/27	EUR	115	129,202
Wanda Group Overseas Ltd., 7.50%, 07/24/22	USD	200	186,246
Wanda Properties Overseas Ltd., 6.88%, 07/23/23		200	190,144
WMG Acquisition Corp., 3.88%, 07/15/30(c)		31	31,312

			6,145,942

Security	Par (000)		Value

Diversified Telecommunication Services — 1.5%
CenturyLink, Inc.:
5.13%, 12/15/26(c)	USD	192	$191,520
Series P, 7.60%, 09/15/39		72	77,490
Series U, 7.65%, 03/15/42		85	91,163
Series Y, 7.50%, 04/01/24		153	168,119
Frontier Communications Corp., 8.00%, 04/01/27(c)		630	638,908
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc., 10.75%, 06/01/28(c)		19	19,760
Oi SA, (10% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(e)		100	83,375
SoftBank Group Corp.:
3.13%, 09/19/25	EUR	300	320,143
4.00%, 09/19/29		100	110,103
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(c)	USD	55	53,900

			1,754,481

Electric Utilities — 0.6%
Adani Transmission Ltd., 4.25%, 05/21/36		199	191,289
Entergy Corp., 3.75%, 06/15/50		65	72,134
PG&E Corp., 5.25%, 07/01/30		71	71,405
ReNew Power Pvt Ltd., 5.88%, 03/05/27		200	191,000
ReNew Power Synthetic, 6.67%, 03/12/24		200	201,312

			727,140

Electronic Equipment, Instruments & Components — 0.1%
Innolux Corp., Series 1, 0.00%, 01/22/25(i)(j)		200	170,250

Energy Equipment & Services — 1.0%
Archrock Partners LP/Archrock Partners Finance Corp., 6.88%, 04/01/27(c)		25	23,550
Gates Global LLC/Gates Global Co., 6.25%, 01/15/26(c)		73	71,722
Neerg Energy Ltd., 6.00%, 02/13/22		400	393,375
USA Compression Partners LP/USA Compression Finance Corp.:
6.88%, 04/01/26		6	5,798
6.88%, 09/01/27		676	648,960

			1,143,405

Environmental, Maintenance, & Security Service — 0.1%
Tervita Corp., 7.63%, 12/01/21(c)		26	20,410
Waste Pro USA, Inc., 5.50%, 02/15/26(c)		118	112,630

			133,040

Equity Real Estate Investment Trusts (REITs) — 0.5%
Diversified Healthcare Trust, 9.75%, 06/15/25		42	45,098
Fortune Star BVI Ltd., 6.85%, 07/02/24(f)		200	202,250
Hilton Domestic Operating Co., Inc.(c):
5.38%, 05/01/25		29	29,000
5.75%, 05/01/28		30	30,300
Iron Mountain, Inc.(c):
4.88%, 09/15/29		3	2,918
5.25%, 07/15/30		81	79,785
5.63%, 07/15/32		98	97,794
Marriott International, Inc., Series EE, 5.75%, 05/01/25		75	81,477
Service Properties Trust:
4.50%, 06/15/23		10	9,574
4.35%, 10/01/24		8	7,210

			585,406

Food & Staples Retailing — 0.7%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC(c):
5.88%, 02/15/28		71	73,256
4.88%, 02/15/30		89	91,059

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Food & Staples Retailing (continued)
Distribuidora Internacional de Alimentacion SA, 1.00%, 04/28/21	EUR	100	$89,880
Kraft Heinz Foods Co., 5.50%, 06/01/50(c)	USD	249	265,424
Picard Groupe SAS(3 mo. Euribor + 3.00%), 3.00%, 11/30/23(b)	EUR	100	107,707
Post Holdings, Inc., 4.63%, 04/15/30(c)	USD	84	82,219
Premier Foods Finance PLC, 6.25%, 10/15/23	GBP	100	127,841
US Foods, Inc., 6.25%, 04/15/25(c)	USD	25	25,437

			862,823

Food Products — 1.0%
Aramark Services, Inc., 6.38%, 05/01/25(c)		48	49,566
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(c)		175	168,875
General Mills, Inc., 2.88%, 04/15/30		65	70,771
JBS USA LUX SA/JBS USA Finance, Inc.(c):
5.75%, 06/15/25		308	310,695
6.75%, 02/15/28		286	301,551
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 04/15/29(c)		71	75,349
Knight Castle Investments Ltd., 7.99%, 01/23/21		300	199,875

			1,176,682

Gas Utilities — 0.1%
Ferrellgas LP/Ferrellgas Finance Corp., 10.00%, 04/15/25(c)		119	128,223

Health Care Equipment & Supplies — 1.4%
Avantor, Inc.(c):
6.00%, 10/01/24		452	472,340
9.00%, 10/01/25		289	310,675
Becton Dickinson and Co., 3.79%, 05/20/50		270	299,883
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA(c):
7.38%, 06/01/25		117	119,048
7.25%, 02/01/28		504	512,306

			1,714,252

Health Care Providers & Services — 2.2%
Acadia Healthcare Co., Inc., 5.50%, 07/01/28(c)		41	41,102
Centene Corp.:
4.25%, 12/15/27		46	47,468
4.63%, 12/15/29		230	242,650
CHS/Community Health Systems, Inc.(c):
8.63%, 01/15/24		212	207,311
6.63%, 02/15/25		41	38,540
8.00%, 03/15/26		213	201,328
LifePoint Health, Inc.(c):
6.75%, 04/15/25		38	39,235
4.38%, 02/15/27		39	36,855
MEDNAX, Inc., 6.25%, 01/15/27(c)		57	57,000
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(c)		446	414,780
Polaris Intermediate Corp., (8.50% Cash or 9.25% PIK), 8.50%, 12/01/22(c)(e)		116	101,893
Surgery Center Holdings, Inc.(c):
6.75%, 07/01/25		369	333,022
10.00%, 04/15/27		35	35,000
Tenet Healthcare Corp.:
8.13%, 04/01/22		102	107,100
7.50%, 04/01/25(c)		36	38,295
4.88%, 01/01/26(c)		196	190,855
6.25%, 02/01/27(c)		134	132,995
5.13%, 11/01/27(c)		159	156,885
4.63%, 06/15/28(c)		28	27,278
UnitedHealth Group, Inc., 2.90%, 05/15/50		110	116,163
Vizient, Inc., 6.25%, 05/15/27(c)		47	49,232

			2,614,987

Security	Par (000)		Value

Health Care Technology — 0.4%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(c)	USD	538	$531,275

Hotels, Restaurants & Leisure — 2.8%
1011778 BC ULC/New Red Finance, Inc.(c):
5.75%, 04/15/25		63	66,150
5.00%, 10/15/25		229	227,651
Boyd Gaming Corp.:
8.63%, 06/01/25(c)		24	25,080
6.38%, 04/01/26		15	14,250
Boyne USA, Inc., 7.25%, 05/01/25(c)		12	12,570
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(c)		81	81,405
Churchill Downs, Inc.(c):
5.50%, 04/01/27		233	228,060
4.75%, 01/15/28		231	222,915
Codere Finance 2 Luxembourg SA, 6.75%, 11/01/21(a)(k)	EUR	200	146,055
Colt Merger Sub, Inc.(c)(f):
5.75%, 07/01/25	USD	92	92,524
6.25%, 07/01/25		318	316,013
8.13%, 07/01/27		170	164,263
Gamenet Group SpA(3 mo. Euribor + 3.75%), 3.75%, 04/27/23(b)	EUR	100	108,101
Golden Nugget, Inc., 6.75%, 10/15/24(c)	USD	388	278,875
International Game Technology PLC, 3.50%, 07/15/24	EUR	100	108,699
IRB Holding Corp., 7.00%, 06/15/25(c)	USD	29	29,890
Las Vegas Sands Corp.:
2.90%, 06/25/25		5	4,857
3.50%, 08/18/26		7	6,980
3.90%, 08/08/29		7	6,905
LHMC Finco 2 Sarl, (7.25% Cash or 8.00% PIK), 7.25%, 10/02/25(e)	EUR	100	75,381
McDonald’s Corp., 4.20%, 04/01/50	USD	40	48,497
Sabre GLBL, Inc., 9.25%, 04/15/25(c)		83	87,461
Scientific Games International, Inc.(c):
8.63%, 07/01/25(f)		40	37,388
8.25%, 03/15/26		75	67,266
7.00%, 05/15/28		40	32,000
7.25%, 11/15/29		33	26,400
Sisal Group SpA, 7.00%, 07/31/23	EUR	69	76,661
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(c)	USD	144	148,860
Station Casinos LLC, 4.50%, 02/15/28(c)		29	24,541
Unique Pub Finance Co. PLC, Series N, 6.46%, 03/30/32	GBP	100	128,843
Vail Resorts, Inc., 6.25%, 05/15/25(c)	USD	31	32,434
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(c)		36	31,122
Wynn Macau Ltd., 5.50%, 01/15/26		200	197,750
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp., 7.75%, 04/15/25(c)		41	41,295
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(c)		84	75,075
Yum! Brands, Inc.(c):
7.75%, 04/01/25		88	94,930
4.75%, 01/15/30		12	12,180

			3,379,327

Household Durables — 0.4%
APL Realty Holdings Pte Ltd., 5.95%, 06/02/24		200	110,562

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Household Durables (continued)
Brookfield Residential Properties, Inc./Brookfield Residential US Corp.(c):
6.25%, 09/15/27	USD	40	$38,253
4.88%, 02/15/30		62	51,807
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(c)(f)		47	48,866
Installed Building Products, Inc., 5.75%, 02/01/28(c)		18	18,000
K Hovnanian Enterprises, Inc., 7.75%, 02/15/26(c)		82	80,770
Mattamy Group Corp.(c):
5.25%, 12/15/27		20	19,900
4.63%, 03/01/30		37	35,520
NCR Corp., 8.13%, 04/15/25(c)		16	16,960
TRI Pointe Group, Inc., 5.70%, 06/15/28		11	11,165

			431,803

Household Products — 0.1%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.63%, 01/15/28(c)		10	9,825
Energizer Holdings, Inc.(c):
6.38%, 07/15/26		18	18,611
7.75%, 01/15/27		77	82,103

			110,539

Independent Power and Renewable Electricity Producers — 0.5%
Calpine Corp.:
5.75%, 01/15/25		124	125,214
5.13%, 03/15/28(c)		221	216,580
Clearway Energy Operating LLC, 4.75%, 03/15/28(c)		50	50,997
Greenko Solar Mauritius Ltd., 5.95%, 07/29/26		200	196,312
NRG Energy, Inc., 5.75%, 01/15/28		9	9,495

			598,598

Insurance — 1.8%
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 02/15/24(c)		7	7,278
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(c)		675	672,718
AmWINS Group, Inc., 7.75%, 07/01/26(c)		30	31,500
Asahi Mutual Life Insurance Co.(5 year USD Swap + 4.59%), 6.50%(g)(h)		200	212,478
ELM BV for Swiss Re Ltd., Series SREN, 3.25%, 06/13/24(j)		200	204,188
GTCR AP Finance, Inc., 8.00%, 05/15/27(c)		35	36,028
HUB International Ltd., 7.00%, 05/01/26(c)		416	415,126
Marsh & McLennan Cos., Inc., 2.25%, 11/15/30		205	212,739
NFP Corp., 8.00%, 07/15/25(c)		15	14,663
QBE Insurance Group Ltd.(10 year USD ICE Swap Rate + 4.40%), 5.88%, 06/17/46(g)		200	211,563
Union Life Insurance Co. Ltd., 3.00%, 09/19/21		200	180,714
Willis North America, Inc., 2.95%, 09/15/29		5	5,293

			2,204,288

Interactive Media & Services — 0.3%
Sabre GLBL, Inc., 5.25%, 11/15/23(c)		8	7,360
Tencent Holdings Ltd., 3.24%, 06/03/50		200	201,858
Uber Technologies, Inc.(c):
7.50%, 11/01/23		19	19,190
8.00%, 11/01/26		47	47,822
7.50%, 09/15/27		33	33,083
Weibo Corp., 1.25%, 11/15/22(j)		10	9,299

			318,612

Internet & Direct Marketing Retail — 0.6%
Booking Holdings, Inc., 4.63%, 04/13/30		115	135,737
Expedia Group, Inc., 6.25%, 05/01/25(c)		447	476,177
Kirk Beauty One GmbH, 8.75%, 07/15/23	EUR	100	54,714

			666,628

Security	Par (000)		Value

Internet Software & Services — 0.2%
Baozun, Inc., 1.63%, 05/01/24(j)	USD	103	$99,319
Match Group Inc/old, 4.63%, 06/01/28(c)		37	37,324
Uber Technologies, Inc., 7.50%, 05/15/25(c)		124	124,930

			261,573

IT Services — 1.4%
21Vianet Group, Inc., 7.88%, 10/15/21		400	403,904
Banff Merger Sub, Inc., 9.75%, 09/01/26(c)		686	690,287
Fiserv, Inc.:
2.25%, 06/01/27		34	35,554
2.65%, 06/01/30		385	407,934
Gartner, Inc., 4.50%, 07/01/28(c)		54	54,632
Science Applications International Corp., 4.88%, 04/01/28(c)		42	41,751
WEX, Inc., 4.75%, 02/01/23(c)		4	3,971

			1,638,033

Leisure Products — 0.3%
Mattel, Inc.:
6.75%, 12/31/25(c)		146	151,475
5.88%, 12/15/27(c)		47	48,410
6.20%, 10/01/40		5	4,325
5.45%, 11/01/41		23	19,083
Wagamama Finance PLC, 4.13%, 07/01/22	GBP	100	110,136

			333,429

Machinery — 0.4%
Clark Equipment Co., 5.88%, 06/01/25(c)	USD	54	55,215
Navistar International Corp., 9.50%, 05/01/25(c)		12	12,858
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	100	103,751
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(c)	USD	328	310,370

			482,194

Media — 6.4%
Altice Financing SA, 7.50%, 05/15/26(c)		606	634,785
Altice France SA:
7.38%, 05/01/26(c)		408	425,462
5.88%, 02/01/27	EUR	200	236,025
Block Communications, Inc., 4.88%, 03/01/28(c)	USD	23	22,719
CCO Holdings LLC/CCO Holdings Capital Corp.(c):
5.13%, 05/01/27		352	364,179
4.75%, 03/01/30		8	8,186
4.50%, 08/15/30		180	183,600
4.50%, 05/01/32		239	241,988
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.75%, 04/01/48		500	622,424
Clear Channel Worldwide Holdings, Inc.:
9.25%, 02/15/24		405	375,678
5.13%, 08/15/27(c)		237	227,520
Comcast Corp.:
1.95%, 01/15/31		360	364,086
3.75%, 04/01/40		110	128,798
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(c)		805	762,738
CSC Holdings LLC(c):
6.50%, 02/01/29		368	402,500
5.75%, 01/15/30		200	208,300
DISH DBS Corp.:
5.88%, 07/15/22		12	12,202
7.75%, 07/01/26		86	91,160
Dolya Holdco 18 DAC, 5.00%, 07/15/28(c)		200	197,440
Entercom Media Corp., 6.50%, 05/01/27(c)		34	30,515
Fox Corp., 3.05%, 04/07/25		40	43,289

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Media (continued)
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(c)	USD	90	$91,276
Live Nation Entertainment, Inc., 6.50%, 05/15/27(c)		184	189,520
SES SA(5 year EUR Swap + 5.40%), 5.63%(g)(h)	EUR	100	115,149
Summer BidCo BV, (9.0% Cash or 9.75% PIK), 9.75%, 11/15/25(e)		210	220,450
Tele Columbus AG, 3.88%, 05/02/25		200	208,971
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(c)	USD	200	208,500
Terrier Media Buyer, Inc., 8.88%, 12/15/27(c)		175	167,781
Univision Communications, Inc., 6.63%, 06/01/27(c)		108	103,140
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/28	GBP	100	124,530
Zayo Group Holdings Inc, 6.13%, 03/01/28(c)	USD	472	459,020
Zayo Group Holdings, Inc., 4.00%, 03/01/27(c)		306	291,177

			7,763,108

Metals & Mining — 3.1%
Arconic Corp.(c):
6.00%, 05/15/25		70	72,363
6.13%, 02/15/28		39	38,990
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(c)		111	106,005
China Hongqiao Group Ltd., 7.38%, 05/02/23		200	180,022
Constellium SE, 5.88%, 02/15/26(c)		658	659,757
Freeport-McMoRan, Inc.:
4.25%, 03/01/30		70	67,900
5.45%, 03/15/43		930	911,400
Kaiser Aluminum Corp.(c):
6.50%, 05/01/25		22	22,743
4.63%, 03/01/28		24	22,952
Mongolian Mining Corp/Energy Resources LLC, 9.25%, 04/15/24		400	272,500
New Gold, Inc.(c):
6.25%, 11/15/22		106	107,126
6.38%, 05/15/25		28	28,280
7.50%, 07/15/27		60	61,901
Novelis Corp.(c):
5.88%, 09/30/26		518	517,352
4.75%, 01/30/30		147	140,385
thyssenkrupp AG, 2.88%, 02/22/24	EUR	100	108,083
United States Steel Corp., 12.00%, 06/01/25(c)	USD	96	98,400
Vedanta Resources Finance II PLC, 8.00%, 04/23/23		450	328,151

			3,744,310

Multi-Utilities — 0.4%
NiSource, Inc., 3.60%, 05/01/30		120	137,449
Sempra Energy(5 year CMT + 4.55%), 4.88%(g)(h)		350	352,188

			489,637

Multiline Retail — 0.9%
Dufry One BV, 2.50%, 10/15/24	EUR	200	187,555
Future Retail Ltd., 5.60%, 01/22/25	USD	250	165,000
Macy’s, Inc., 8.38%, 06/15/25(c)		103	102,535
Marks & Spencer PLC, 3.25%, 07/10/27	GBP	100	121,128
Nordstrom, Inc., 8.75%, 05/15/25(c)	USD	451	485,341

			1,061,559

Offshore Drilling & Other Services — 0.1%
Lam Research Corp., 2.88%, 06/15/50		100	103,019

Oil, Gas & Consumable Fuels — 4.0%
Apache Corp.:
5.25%, 02/01/42		5	4,081
4.75%, 04/15/43		58	46,695
4.25%, 01/15/44		19	14,446
5.35%, 07/01/49		11	8,777

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22(c)	USD	92	$78,430
Baytex Energy Corp., 8.75%, 04/01/27(c)		39	20,670
Buckeye Partners LP:
4.13%, 03/01/25(c)		21	20,145
3.95%, 12/01/26		7	6,596
4.50%, 03/01/28(c)		52	48,620
5.85%, 11/15/43		21	18,224
5.60%, 10/15/44		30	24,000
Callon Petroleum Co.:
6.25%, 04/15/23		11	4,166
8.25%, 07/15/25		190	66,500
Cenovus Energy, Inc.:
3.00%, 08/15/22		16	15,559
3.80%, 09/15/23		9	8,463
5.40%, 06/15/47		8	6,868
Centennial Resource Production LLC, 6.88%, 04/01/27(c)		30	15,900
Chevron Corp., 3.08%, 05/11/50		80	84,938
CITGO Petroleum Corp., 7.00%, 06/15/25(c)		54	54,067
CNX Resources Corp.:
5.88%, 04/15/22		224	221,054
7.25%, 03/14/27(c)		10	9,200
Comstock Resources, Inc.:
7.50%, 05/15/25(c)		26	23,563
9.75%, 08/15/26		48	44,760
Continental Resources, Inc., 4.90%, 06/01/44		61	48,571
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(c)		211	189,109
CVR Energy, Inc.(c):
5.25%, 02/15/25		38	34,960
5.75%, 02/15/28		13	11,375
DCP Midstream Operating LP:
5.63%, 07/15/27		39	39,244
6.75%, 09/15/37(c)		111	99,599
Diamondback Energy, Inc.:
4.75%, 05/31/25		125	133,753
3.50%, 12/01/29		37	35,837
eG Global Finance PLC, 6.25%, 10/30/25	EUR	342	372,710
Endeavor Energy Resources LP/EER Finance, Inc.(c):
6.63%, 07/15/25	USD	40	40,313
5.50%, 01/30/26		20	19,150
EnLink Midstream Partners LP:
5.60%, 04/01/44		16	9,760
5.05%, 04/01/45		2	1,246
EOG Resources, Inc., 4.38%, 04/15/30		160	190,886
EQM Midstream Partners LP:
6.00%, 07/01/25(c)		62	62,801
4.13%, 12/01/26		14	12,836
6.50%, 07/01/27(c)		69	70,671
EQT Corp., 3.90%, 10/01/27		22	17,870
Exxon Mobil Corp., 3.45%, 04/15/51		100	110,743
Genesis Energy LP/Genesis Energy Finance Corp., 7.75%, 02/01/28		21	18,690
Hess Midstream Partners LP, 5.13%, 06/15/28(c)		21	20,211
Hilong Holding Ltd., 8.25%, 09/26/22		400	150,000
Holly Energy Partners LP/Holly Energy Finance Corp., 5.00%, 02/01/28(c)		29	27,623
Indigo Natural Resources LLC, 6.88%, 02/15/26(c)		12	11,160
Ithaca Energy North Sea PLC, 9.38%, 07/15/24(c)		200	160,500
Kinder Morgan, Inc., 5.20%, 03/01/48		250	301,128
Matador Resources Co., 5.88%, 09/15/26		73	54,020
MEG Energy Corp., 7.00%, 03/31/24(c)		38	32,585

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Murphy Oil Corp., 6.38%, 12/01/42	USD	2	$1,552
Nabors Industries Ltd.(c):
7.25%, 01/15/26		19	11,685
7.50%, 01/15/28		14	8,610
NGPL PipeCo LLC, 7.77%, 12/15/37(c)		96	117,168
Occidental Petroleum Corp.:
2.70%, 08/15/22		9	8,379
3.00%, 02/15/27		5	3,876
4.30%, 08/15/39		71	48,969
6.20%, 03/15/40		113	94,637
4.50%, 07/15/44		16	11,040
4.63%, 06/15/45		96	67,200
6.60%, 03/15/46		3	2,611
4.40%, 04/15/46		59	41,154
4.10%, 02/15/47		13	8,759
4.20%, 03/15/48		30	20,316
4.40%, 08/15/49		20	13,800
Parkland Fuel Corp., 5.88%, 07/15/27(c)		29	30,088
PBF Holding Co. LLC/PBF Finance Corp., 9.25%, 05/15/25(c)		104	111,020
PDC Energy, Inc., 6.13%, 09/15/24		2	1,860
Pertamina Persero PT, 4.18%, 01/21/50		200	200,628
QEP Resources, Inc.:
5.38%, 10/01/22		4	3,040
5.63%, 03/01/26		15	9,525
Range Resources Corp.:
5.00%, 08/15/22		6	5,460
5.00%, 03/15/23		16	13,760
Sabine Pass Liquefaction LLC, 4.50%, 05/15/30(c)		90	99,918
Sunoco Logistics Partners Operations LP, 5.40%, 10/01/47		250	250,128
Sunoco LP/Sunoco Finance Corp., 6.00%, 04/15/27		2	1,980
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.50%, 03/01/30(c)		61	58,903
Thaioil Treasury Center Co. Ltd., 3.75%, 06/18/50		200	198,122
Transocean, Inc., 8.00%, 02/01/27(c)		54	29,801
Viper Energy Partners LP, 5.38%, 11/01/27(c)		21	20,599
Western Midstream Operating LP:
5.30%, 03/01/48		62	50,298
5.25%, 02/01/50		53	45,861
WPX Energy, Inc.:
5.88%, 06/15/28		37	35,555
4.50%, 01/15/30		83	73,040

			4,822,415

Oil: Crude Producers — 0.1%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.63%, 06/15/25(c)		85	83,120
Service Properties Trust, 7.50%, 09/15/25		65	68,480

			151,600

Personal Products — 0.2%
Coty, Inc., 4.75%, 04/15/26	EUR	200	196,612
Edgewell Personal Care Co., 5.50%, 06/01/28(c)	USD	35	35,963

			232,575

Pharmaceuticals — 2.9%
AbbVie, Inc., 4.75%, 03/15/45(c)		250	310,687
Bausch Health Cos., Inc.:
4.50%, 05/15/23	EUR	200	222,127
6.13%, 04/15/25(c)	USD	706	716,075
7.00%, 01/15/28(c)		62	63,860
5.00%, 01/30/28(c)		55	51,782
6.25%, 02/15/29(c)		105	105,525

Security	Par (000)		Value

Pharmaceuticals (continued)
7.25%, 05/30/29(c)	USD	62	$65,100
5.25%, 01/30/30(c)		103	97,721
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.50%, 07/31/27(c)		3	3,173
Jaguar Holding Co. II/PPD Development LP, 5.00%, 06/15/28(c)		99	101,351
Luye Pharma Group Ltd., 1.50%, 07/09/24(j)		400	384,804
Nidda BondCo GmbH:
5.00%, 09/30/25		100	110,040
7.25%, 09/30/25	EUR	100	114,323
Par Pharmaceutical, Inc., 7.50%, 04/01/27(c)	USD	378	387,904
Rossini Sarl, 6.75%, 10/30/25	EUR	100	119,626
Takeda Pharmaceutical Co. Ltd., 2.05%, 03/31/30(f)	USD	520	519,717
Teva Pharmaceutical Finance Netherlands II BV, 1.88%, 03/31/27	EUR	100	94,620
West Street Merger Sub, Inc., 6.38%, 09/01/25(c)	USD	68	65,790

			3,534,225

Plastics — 0.0%
Pearl Holding III Ltd., 9.50%, 12/11/22		200	49,266

Producer Durables: Miscellaneous — 0.4%
Boxer Parent Co., Inc.:
6.50%, 10/02/25	EUR	200	231,216
7.13%, 10/02/25(c)	USD	76	79,686
9.13%, 03/01/26(c)		119	123,165

			434,067

Professional Services — 0.3%
Dun & Bradstreet Corp.(c):
6.88%, 08/15/26		221	232,947
10.25%, 02/15/27		126	139,860

			372,807

Real Estate — 3.7%
Central China Real Estate Ltd., 6.75%, 11/08/21		200	198,682
China Aoyuan Group Ltd.:
7.95%, 02/19/23		400	415,084
6.35%, 02/08/24(f)		250	247,786
China SCE Group Holdings Ltd., 7.25%, 04/19/23		200	198,500
Easy Tactic Ltd., 8.13%, 07/11/24		450	393,187
Global Prime Capital Pte Ltd., 5.95%, 01/23/25		200	189,000
JGC Ventures Pte Ltd., 10.75%, 08/30/21		200	80,000
Kaisa Group Holdings Ltd., 11.95%, 10/22/22		200	208,438
Logan Group Co. Ltd., 6.50%, 07/16/23		400	409,500
New Metro Global Ltd., 7.50%, 12/16/21		200	203,750
No Va Land Investment Group Corp., 5.50%, 04/27/23(j)		400	397,556
Powerlong Real Estate Holdings Ltd., 7.13%, 11/08/22		210	212,144
Ronshine China Holdings Ltd., 8.95%, 01/22/23		400	417,750
Singha Estate PCL, 2.00%, 07/20/22(j)		200	186,794
Times China Holdings Ltd.:
7.63%, 02/21/22		300	306,861
6.75%, 07/08/25(f)		200	200,000
Zhenro Properties Group Ltd., 9.15%, 03/08/22		200	204,250

			4,469,282

Real Estate Management & Development — 5.3%
Agile Group Holdings Ltd.(5 year CMT + 11.08%), 7.75%(g)(h)		600	579,066
Central China Real Estate Ltd.:
7.25%, 04/24/23		400	394,824
7.90%, 11/07/23		200	199,222

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Real Estate Management & Development (continued)
China Evergrande Group:
11.50%, 01/22/23	USD	290	$274,157
12.00%, 01/22/24		200	183,538
Consus Real Estate AG, 9.63%, 05/15/24	EUR	200	243,799
Cushman & Wakefield US Borrower LLC, 6.75%, 05/15/28(c)	USD	76	79,230
Elect Global Investments Ltd.(5 year CMT + 2.89%), 4.10%(g)(h)		250	241,188
Fantasia Holdings Group Co. Ltd.:
11.75%, 04/17/22		400	413,492
12.25%, 10/18/22		200	208,656
Greenland Global Investment Ltd., 6.75%, 09/26/23		635	632,092
Jingrui Holdings Ltd., 10.88%, 10/04/21		200	190,188
Jinke Properties Group Co. Ltd., 8.38%, 06/20/21		400	405,000
Kaisa Group Holdings Ltd.:
10.88%, 07/23/23		350	349,453
9.38%, 06/30/24		400	366,000
Powerlong Real Estate Holdings Ltd., 6.95%, 07/23/23		200	200,038
Realogy Group LLC/Realogy Co-Issuer Corp., 7.63%, 06/15/25(c)		27	27,005
Redsun Properties Group Ltd., 9.95%, 04/11/22		400	401,200
Seazen Group Ltd., 6.45%, 06/11/22		200	201,243
Yuzhou Group Holdings Co. Ltd.:
6.00%, 10/25/23		200	193,125
8.30%, 05/27/25		200	197,500
Zhenro Properties Group Ltd., 8.70%, 08/03/22		200	201,000
Zhongliang Holdings Group Co. Ltd., 8.75%, 06/27/21(f)		200	199,307

			6,380,323

Road & Rail — 0.3%
CSX Corp., 3.80%, 04/15/50		60	71,094
Loxam SAS:
4.25%, 04/15/24	EUR	200	212,454
3.75%, 07/15/26		100	103,059

			386,607

Semiconductors & Semiconductor Equipment — 1.4%
AMS AG, 6.00%, 07/02/25	XXX	301	334,791
Analog Devices, Inc., 2.95%, 04/01/25	USD	120	129,999
Broadcom, Inc.(c):
4.70%, 04/15/25		350	394,371
4.15%, 11/15/30		340	369,472
NVIDIA Corp.:
3.50%, 04/01/50		205	234,224
3.70%, 04/01/60		130	154,354
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.40%, 05/01/30(c)		100	107,595

			1,724,806

Software — 1.1%
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, 10.00%, 11/30/24(c)		588	611,520
RP Crown Parent LLC, 7.38%, 10/15/24(c)		394	393,015
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(c)		221	224,868
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25(c)		39	39,975

			1,269,378

Specialty Retail — 1.2%
Asbury Automotive Group, Inc.(c):
4.50%, 03/01/28		12	11,640
4.75%, 03/01/30		15	14,625
Douglas GmbH, 6.25%, 07/15/22	EUR	100	94,244

Security	Par (000)		Value

Specialty Retail (continued)
Gap, Inc.(c):
8.63%, 05/15/25	USD	750	$794,062
8.88%, 05/15/27		31	33,168
IAA, Inc., 5.50%, 06/15/27(c)		34	35,075
L Brands, Inc.(c):
6.88%, 07/01/25		75	77,438
9.38%, 07/01/25		2	2,002
PetSmart, Inc., 5.88%, 06/01/25(c)		152	152,285
Staples, Inc., 7.50%, 04/15/26(c)		131	102,933
Tendam Brands SAU(3 mo. Euribor + 5.25%), 5.25%, 09/15/24(b)	EUR	100	96,621

			1,414,093

Technology Hardware, Storage & Peripherals — 0.2%
Dell International LLC/EMC Corp., 5.85%, 07/15/25(c)	USD	151	173,529
NCR Corp.(c):
5.75%, 09/01/27		21	21,000
6.13%, 09/01/29		41	40,898

			235,427

Textiles, Apparel & Luxury Goods — 1.6%
Calceus Acquisition, Inc., 1.00%, 02/12/25		1,934	1,875,503
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		200	62,831
Wolverine World Wide, Inc., 6.38%, 05/15/25(c)		12	12,570

			1,950,904

Thrifts & Mortgage Finance — 0.0%
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/27(c)		60	57,000

Tobacco — 0.3%
Altria Group, Inc., 4.45%, 05/06/50		95	103,915
BAT Capital Corp., 4.54%, 08/15/47		250	271,446

			375,361

Transportation Infrastructure — 0.1%
Ferrovial Netherlands BV(5 year EUR Swap + 2.13%), 2.12%(g)(h)	EUR	100	105,045

Utilities — 0.0%
Huachen Energy Co. Ltd., 6.63%, 05/18/21(d)(k)	USD	200	54,000

Wireless Telecommunication Services — 1.0%
Crown Castle International Corp.:
3.30%, 07/01/30		105	115,484
4.15%, 07/01/50		70	82,033
Sprint Capital Corp.:
6.88%, 11/15/28		15	18,263
8.75%, 03/15/32		107	153,144
Sprint Corp.:
7.88%, 09/15/23		62	69,828
7.13%, 06/15/24		21	23,712
7.63%, 03/01/26		9	10,623
T-Mobile USA, Inc., 3.88%, 04/15/30(c)		225	250,416
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, 02/15/25(c)		87	88,154
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC:
6.00%, 04/15/23(c)		22	21,450
8.25%, 10/15/23		22	20,790
VICI Properties LP/VICI Note Co., Inc., 4.13%, 08/15/30(c)		336	320,460

			1,174,357

Total Corporate Bonds — 77.6% (Cost — $93,443,309)			93,376,882

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Floating Rate Loan Interests(b) — 27.2%

Aerospace & Defense — 2.5%
Amerlife Group LLC, Term Loan B, 1.00%, 03/18/28(l)	USD	294	$285,108
Bleriot US Bidco, Inc.,:
Delayed Draw Term Loan, (3 mo. LIBOR + 4.75%), 5.06%, 10/31/26		2	2,041
Term Loan B, (3 mo. LIBOR + 4.75%), 5.06%, 10/31/26		14	13,066
Dynasty Acquisition Co., Inc.,:
2020 CAD Term Loan B2, (3 mo. LIBOR + 3.50%), 3.81%, 04/06/26		61	52,339
2020 Term Loan B1, (3 mo. LIBOR + 3.50%), 3.81%, 04/06/26		114	97,350
Geo Parent Corp., Term Loan B, (1 mo. LIBOR + 5.25%), 5.43%, 12/19/25(l)		995	945,214
Nordam Group, Inc., Term Loan B, (1 mo. LIBOR + 4.50%), 7.75%, 04/09/26(l)		25	18,763
One Sky Flight LLC, Term Loan, 1.00%, 12/27/24(l)		966	932,786
Puppet, Inc., 1.00%, 06/11/23		763	556,479
TransDigm, Inc.,:
2020 Term Loan F, (1 mo. LIBOR + 2.25%), 2.43%, 12/09/25		106	94,729
2020 Term Loan G, (1 mo. LIBOR + 2.25%), 2.43%, 08/22/24		13	11,441

			3,009,316

Air Freight & Logistics — 0.2%
NEP/NCP Holdco, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 3.43%, 10/20/25		189	154,653
WestJet Airlines Ltd., Term Loan B, (6 mo. LIBOR + 3.00%, 1.00% Floor), 1.00%, 12/11/26(m)		70	55,832

			210,485

Airlines — 0.1%
American Airlines, Inc.,:
2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 1.93%, 01/29/27		11	7,911
2017 Incremental Term Loan, (1 mo. LIBOR + 2.00%), 2.18%, 12/14/23		55	43,433
Repriced TL B due 2023, (1 mo. LIBOR + 2.00%), 1.00%, 04/28/23(m)		27	21,186
JetBlue Airways Corp., Term Loan, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/12/24		16	15,640
Mileage Plus Holdings LLC, 2020 Term Loan B, (3 mo. LIBOR + 5.25%), 5.56%, 06/25/27		54	53,572

			141,742

Auto Components — 0.3%
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.43%, 12/12/25		47	44,582
Panther BF Aggregator 2 LP, USD Term Loan B, (1 mo. LIBOR + 3.50%), 3.68%, 04/30/26		135	128,599
USI, Inc.,:
2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 3.31%, 05/16/24		92	86,973
2019 Incremental Term Loan B, (3 mo. LIBOR + 4.00%), 4.31%, 12/02/26		5	4,822
Wand NewCo 3, Inc., 2020 Term Loan, (3 mo. LIBOR + 3.00%), 4.07%, 02/05/26		40	37,522

			302,498

Banks — 0.1%
Capri Finance LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 3.76%, 11/01/24		95	90,922

Security	Par (000)		Value

Building Materials — 0.0%
Allied Universal Holdco LLC, 2019 Term Loan B, (1 mo. LIBOR + 4.25%), 4.43%, 07/10/26	USD	43	$41,926

Building Products — 0.4%
Coolsys, Inc.,(l):
Term Loan, (3 mo. LIBOR + 0.06%), 6.31%, 11/20/26		414	393,376
CPG International, Inc., 2017 Term Loan, (12 mo. LIBOR + 3.75%, 1.00% Floor), 1.00%, 05/05/24(m)		34	34,045
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/19/23		99	95,212

			522,633

Capital Markets — 0.5%
Deerfield Dakota Holding LLC, 2020 USD Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 1.00%, 04/09/27(m)		77	74,431
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.44%, 04/12/24(l)		32	30,538
Pico Quntitatve Trade Holding LLC, Term Loan B, 1.00%, 02/05/25(l)		439	421,783
Travelport Finance (Luxembourg) Sarl, 2019 Term Loan, (3 mo. LIBOR + 5.00%), 6.07%, 05/29/26		52	33,962

			560,714

Chemicals — 0.5%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 01/31/24		107	102,744
Ascend Performance Materials Operations LLC, 2019 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 08/27/26		61	59,866
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR + 1.75%), 2.06%, 06/01/24		39	37,741
Charter NEX US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 05/16/24		95	90,268
Charter NEX US, Inc., Incremental Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 05/16/24		13	12,140
Chemours Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.93%, 04/03/25		15	13,976
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/28/24		24	21,838
Encapsys LLC, 2020 Term Loan B2, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 11/07/24(l)		31	29,357
Illuminate Buyer LLC, Term Loan, 1.00%, 06/16/27(m)		46	45,040
Invictus US LLC, 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 4.78%, 03/28/25		17	15,401
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 2.81%, 03/01/26		53	50,700
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 05/15/24		31	28,657
Oxea Holding Drei GmbH, 2017 Term Loan B2, (1 mo. LIBOR + 3.50%), 3.69%, 10/14/24		56	51,656
Starfruit Finco BV, 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%), 1.00%, 10/01/25(m)		6	5,600

			564,984

Commercial Services & Supplies — 0.9%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.25%), 3.00%, 11/10/23		63	62,396
Asurion LLC,:
2017 Term Loan B4, (1 mo. LIBOR + 3.00%), 3.18%, 08/04/22		6	6,036
2018 Term Loan B6, (1 mo. LIBOR + 3.00%), 3.18%, 11/03/23		16	15,390

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Services & Supplies (continued)
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 3.18%, 11/03/24	USD	163	$156,521
Creative Artists Agency LLC,:
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.93%, 11/27/26		17	16,435
2020 Incremental Term Loan B1, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 11/27/26		65	61,307
Diamond (BC) BV, Term Loan, (3 mo. LIBOR + 3.00%), 1.00%, 09/06/24(m)		61	56,055
GFL Environmental, Inc., 2018 USD Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 05/30/25		21	20,805
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.50%, 09/19/26		16	14,926
NFE Atlantic Holdings LLC, 2020 Term Loan, (3 mo. LIBOR + 6.25%), 7.75%, 01/10/23		491	479,528
Prime Security Services Borrower LLC, 2019 Term Loan B1, (6 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 09/23/26		51	48,549
US Ecology, Inc., Term Loan B, (1 mo. LIBOR + 2.50%), 2.68%, 11/01/26(l)		8	7,721
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 4.68%, 08/27/25		61	58,538
West Corp., 2017 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 10/10/24		52	44,162

			1,048,369

Communications Equipment — 0.0%
Avantor, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.25%, 1.00% Floor), 3.25%, 11/21/24		37	35,636

Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.64%, 06/21/24		59	53,750
Ply Gem Midco, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.75%), 3.94%, 04/12/25		16	15,027
SRS Distribution, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 4.32%, 05/23/25		48	45,674

			114,451

Construction Materials — 0.7%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 2.18%, 01/15/27		73	69,787
Core & Main LP, 2017 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 08/01/24		124	117,712
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.18%, 03/29/25(l)		51	48,105
Forterra Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 1.00%, 10/25/23(m)		56	54,113
Kellermeyer Bergensons Services LLC,:
2019 Term Loan, (3 mo. LIBOR + 6.50%), 7.50%, 11/07/26(l)		427	410,289
2020 Delayed Draw Term Loan, (3 mo. LIBOR + 6.50%), 7.73%, 11/07/26(l)		94	90,264

			790,270

Containers & Packaging — 0.1%
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 4.56%, 04/03/24		64	57,293
Flex Acquisition Co., Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.43%, 12/29/23		58	55,160
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 4.18%, 07/31/26		7	6,660

			119,113

Security	Par (000)		Value

Distributors — 0.0%
TriMark USA LLC, 2017 1st Lien Term Loan, (6 mo. LIBOR + 3.50%), 4.58%, 08/28/24	USD	72	$53,767

Diversified Consumer Services — 2.1%
Amentum Government Services Holdings LLC, Term Loan B, (1 mo. LIBOR + 4.00%), 4.18%, 02/01/27		11	10,775
APX Group, Inc., 2020 Term Loan, (3 mo. LIBOR + 4.00%), 1.00%, 12/31/25(m)		11	10,167
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 07/12/24		45	42,287
BidFair MergerRight, Inc., Term Loan B, (1 mo. LIBOR + 5.50%, 1.00% Floor), 1.00%, 01/15/27(m)		80	74,710
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (1 mo. LIBOR + 1.75%), 4.00%, 11/07/23		39	38,128
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.93%, 07/12/25		70	62,854
Nomad Foods Europe Midco Ltd., 2017 Term Loan B4, (1 mo. LIBOR + 2.25%), 2.43%, 05/15/24		23	22,110
Open Lending LLC, Term Loan B, 1.00%, 03/11/27(l)		564	541,660
Syndigo LLC, 1.00%, 10/24/24(l)		1,492	1,436,375
TierPoint LLC,:
2017 1st Lien Term Loan, 1.00%, 05/06/24		130	123,529
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/06/24		33	31,007
TruGreen LP, 2019 Term Loan, (1 mo. LIBOR + 3.75%), 3.93%, 03/19/26		38	36,913
Uber Technologies, Inc., 2018 Incremental Term Loan, (1 mo. LIBOR + 3.50%), 3.68%, 07/13/23		47	44,485

			2,475,000

Diversified Financial Services — 4.2%
Advisor Group, Inc., 2019 Term Loan, (1 mo. LIBOR + 5.00%), 5.18%, 07/31/26		33	30,241
AlixPartners LLP, 2017 Term Loan B, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 04/04/24		148	142,478
Allsup’s Convenience Stores, Inc., Term Loan, (1 mo. LIBOR + 6.25%), 6.43%, 11/18/24		19	18,603
Bad Boy Movers Acquisition LLC, Term Loan B, 1.00%, 12/06/25(l)		707	650,113
Barri Financial Group LLC, Term Loan, 1.00%, 10/23/24(l)		365	355,214
Comet Bidco Ltd., 2018 USD Term Loan B, (6 mo. LIBOR + 5.00%), 6.00%, 09/30/24		1,980	1,600,534
EG Finco Ltd., 2018 Term Loan, (6 mo. LIBOR + 4.00%), 5.07%, 02/07/25		77	71,983
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 07/03/24		59	50,265
Northwest Fiber LLC,(l):
Term Loan B, 1.00%, 05/21/27		1,333	1,320,000
Term Loan B, (3 mo. LIBOR + 5.50%), 5.67%, 05/21/27		20	19,800
SMG US Midco 2, Inc., 2020 Term Loan, (3 mo. LIBOR + 2.50%), 3.52%, 01/23/25(l)		41	35,667
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 4.56%, 07/30/25(l)		8	7,842
Villa Bidco, Inc.,(l):
Revolver, (3 mo. LIBOR + 0.50%), 0.50%, 03/21/25		16	15,060
Term Loan, 1.00%, 03/21/25		706	680,679
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 02/28/27		49	46,994
Ziggo Financing Partnership, USD Term Loan I, (1 mo. LIBOR + 2.50%), 2.68%, 04/30/28		33	31,068

			5,076,541

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified Telecommunication Services — 0.1%
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 05/16/24	USD	35	$33,542
Iridium Satellite LLC, Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 1.00%%, 11/04/26(m)		45	43,779
MTN Infrastructure TopCo, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/15/24		74	71,031
Telesat Canada, 2019 Term Loan, (1 mo. LIBOR + 2.75%), 2.93%, 12/07/26		15	14,864

			163,216

Electric Utilities — 0.1%
Pacific Gas & Electric Co., 2020 Exit Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/23/25		66	64,762

Energy Equipment & Services — 0.1%
Gates Global LLC, 2017 Repriced Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 1.00%, 04/01/24(m)		95	91,065
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 02/12/25		34	33,485

			124,550

Equity Real Estate Investment Trusts (REITs) — 0.1%
Claros Mortgage Trust, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.44%, 08/09/26(l)		15	14,241
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 08/21/25		64	60,151
VICI Properties 1 LLC, Replacement Term Loan B, (1 mo. LIBOR + 1.75%), 1.94%, 12/20/24		86	79,970

			154,362

Food & Staples Retailing — 0.1%
Hearthside Food Solutions LLC,:
2018 Term Loan B, (1 mo. LIBOR + 3.68%), 3.87%, 05/23/25		49	46,887
2020 Incremental Term Loan B3, (1 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 05/23/25		11	10,697
US Foods, Inc.,:
2016 Term Loan B, (1 mo. LIBOR + 1.75%), 1.93%, 06/27/23		99	92,563
2019 Term Loan B, (3 mo. LIBOR + 2.00%), 3.07%, 09/13/26		22	20,314

			170,461

Food Products — 0.9%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.68%, 10/01/25		28	27,503
Arnott’s Biscuits Ltd., AUD 2nd Lien Term Loan, (BBSY + 8.50%, 1.00% Floor), 9.50%, 12/17/27(l)	AUD	1,000	652,145
B&G Foods, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 2.68%, 10/10/26	USD	4	3,903
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 10/10/23		90	86,137
Froneri International Ltd.,:
2020 USD 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 5.93%, 01/31/28		14	13,321
2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 2.43%, 01/29/27		115	108,187
Hostess Brands LLC, 2019 Term Loan, (3 mo. LIBOR + 2.25%), 3.01%, 08/03/25		32	30,410
Pathway Vet Alliance LLC,(m):
2020 Delayed Draw Term Loan, 1.00%, 03/31/27		1	907
2020 Term Loan, 1.00%, 03/31/27		12	11,160
Reynolds Group Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 2.75%), 2.93%, 02/05/23		158	150,920

			1,084,593

Security	Par (000)		Value

Health Care Equipment & Supplies — 0.1%
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 06/15/21	USD	66	$62,890
Mallinckrodt International Finance SA, Term Loan B, (3 mo. LIBOR + 2.75%), 3.50%, 09/24/24		30	22,065
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 06/30/25		82	76,320

			161,275

Health Care Providers & Services — 0.6%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/30/25		18	16,914
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.07%, 06/07/23		61	58,334
Da Vinci Purchaser Corp., 2019 Term Loan, (6 mo. LIBOR + 4.00%, 1.00% Floor), 5.24%, 01/08/27		25	24,281
DentalCorp Perfect Smile ULC, 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 06/06/25		18	15,931
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.93%, 10/10/25		50	32,545
EyeCare Partners LLC,:
2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%), 8.56%, 02/18/28		500	425,000
2020 Term Loan, (3 mo. LIBOR + 3.75%), 4.06%, 02/05/27		28	25,279
Gentiva Health Services, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25%), 3.44%, 07/02/25		26	24,933
HC Group Holdings II, Inc., Term Loan B, (1 mo. LIBOR + 4.50%), 4.68%, 08/06/26		47	45,362
HCA, Inc., Term Loan B12, (1 mo. LIBOR + 1.75%), 1.93%, 03/13/25		15	14,636
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 06/07/23		8	7,452
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 10/20/22		28	23,071
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 02/06/24		20	14,860

			728,598

Health Care Services — 0.1%
Emerald TopCo., Inc., Term Loan, (3 mo. LIBOR + 3.50%), 4.26%, 07/24/26(l)		54	51,853
WP CityMD Bidco LLC, 2019 Term Loan B, (6 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 08/13/26		38	37,117

			88,970

Health Care Technology — 0.1%
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 03/01/24		87	83,468
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.93%, 10/10/25		44	42,306

			125,774

Hotels, Restaurants & Leisure — 0.5%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 1.93%, 11/19/26		70	66,511
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.93%, 02/02/26		15	13,213
Aristocrat Leisure Ltd., 2020 Incremental Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/24		23	22,770

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Aristocrat Technologies, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 1.75%), 2.86%, 10/19/24	USD	44	$41,727
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 2.36%, 09/15/23		24	22,577
Caesars Resort Collection LLC,:
2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 12/23/24		76	67,583
2020 Term Loan, 1.00%, 06/19/25(m)		77	72,236
Four Seasons Hotels Ltd., 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 2.18%, 11/30/23		30	27,973
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%), 1.00%, 10/04/23(m)		39	31,076
Golden Nugget, Inc., 2020 Initial Term Loan, (3 mo. LIBOR + 12.00%, 1.00% Floor), 13.00%, 10/04/23(l)		4	4,340
IRB Holding Corp, 2020 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 02/05/25		50	45,649
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 04/29/24		9	7,575
Playtika Holding Corp., Term Loan B, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.07%, 12/10/24		25	25,183
Scientific Games International, Inc., 2018 Term Loan B5, (6 mo. LIBOR + 2.75%), 3.61%, 08/14/24		20	17,669
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 3.81%, 07/10/25		36	35,471
Station Casinos LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.25%),1.00%, 02/08/27(m)		45	40,935
Whatabrands LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 07/31/26		78	74,919

			617,407

Household Durables — 0.0%
Reynolds Consumer Products LLC, Term Loan, (1 mo. LIBOR + 1.75%), 1.93%, 02/04/27		39	37,423

Independent Power and Renewable Electricity Producers — 0.1%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.18%, 01/15/25		13	12,859
Calpine Corp., 2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 2.18%, 08/12/26		63	60,564

			73,423

Industrial Conglomerates — 0.2%
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 11/28/21		26	23,234
Vertical US Newco Inc, USD Term Loan B, 1.00%, 07/01/27(l)(m)		38	37,430
Vertiv Group Corp., Term Loan B, (1 mo. LIBOR + 3.00%), 3.18%, 03/02/27		172	161,705

			222,369

Insurance — 0.4%
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 05/09/25		55	52,059
Alliant Holdings Intermediate LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 3.44%, 05/09/25		37	34,792
AmWINS Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 01/25/24		67	64,936
AssuredPartners Capital, Inc., 2020 Incremental Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/12/27		22	21,506
AssuredPartners, Inc., 2020 Term Loan B, (1 mo. LIBOR + 3.50%), 3.68%, 02/12/27		31	29,137
Davis Vision, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/02/24		31	29,259

Security	Par (000)		Value

Insurance (continued)
Hub International Ltd.,:
2018 Term Loan B, (3 mo. LIBOR + 3.00%), 4.02%, 04/25/25	USD	102	$96,592
2019 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 04/25/25		21	20,498
Sedgwick Claims Management Services, Inc.,:
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 4.18%, 09/03/26		35	33,177
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26		48	46,480
Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 12/31/25		70	66,344

			494,780

Interactive Media & Services — 0.1%
Ancestry.com Operations Inc., 2019 Extended Term Loan B, (1 mo. LIBOR + 4.25%), 5.25%, 08/27/26		15	14,122
Ancestry.com Operations, Inc., Non-Extended Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/23(l)		59	56,651
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (2 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/03/23		5	4,312

			75,085

IT Services — 1.4%
Acquia, Inc.,:
Term Loan, (3 mo. LIBOR + 0.07%), 8.00%, 10/31/25(l)(n)		316	306,657
Camelot U.S. Acquisition 1 Co., Term Loan B, (1 mo. LIBOR + 3.00%), 3.18%, 10/30/26		113	109,658
Epicor Software Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 06/01/22		77	75,005
Flexential Intermediate Corp., 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.50%), 3.81%, 08/01/24		34	27,445
Greeneden US Holdings II LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 12/01/23		105	101,212
GreenSky Holdings LLC, 2020 Term Loan B2, (3 mo. LIBOR + 4.50%), 5.50%, 03/29/25(l)		70	67,900
Presidio, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.50%), 4.27%, 01/22/27		18	17,310
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.68%, 02/12/27		66	57,197
Trans Union LLC, 2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 1.93%, 11/16/26		81	77,063
Web.com Group, Inc., 2018 2nd Lien Term Loan, (1 mo. LIBOR + 7.75%), 7.94%, 10/09/26		1,000	846,000

			1,685,447

Life Sciences Tools & Services — 0.6%
Cambrex Corp., Second Lien, 1.00%, 12/06/27(l)		521	490,087
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/04/27		62	60,621
Sotera Health Holdings LLC, 2019 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/11/26		150	146,342

			697,050

Machinery — 0.1%
Ingersoll-Rand Global Holding Co. Ltd., 2020 USD Spinco Term Loan, (1 mo. LIBOR + 1.75%), 1.93%, 03/01/27		48	45,456
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.36%, 03/28/25		145	132,569

			178,025

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Media — 1.4%
Altice Financing SA,(m):
2017 Term Loan B, 1.00%, 07/15/25	USD	7	$6,520
USD 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.93%, 01/31/26		46	43,090
Altice France SA, 2018 Term Loan B13, (1 mo. LIBOR + 4.00%), 4.18%, 08/14/26		92	88,317
Charter Communications Operating LLC, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 1.93%, 04/30/25		61	58,379
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 4.26%, 08/21/26		148	133,715
Connect Finco Sarl, Term Loan B, 0.38%, 12/11/26		226	211,997
CSC Holdings LLC, 2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 2.68%, 04/15/27		65	61,221
Diamond Sports Group LLC, Term Loan, (3 mo. LIBOR + 3.25%), 3.43%, 08/24/26		9	7,303
Gray Television, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 2.42%, 02/07/24		30	28,965
Intelsat Jackson Holdings SA,:
2017 Term Loan B3, (PRIME + 4.75%), 8.00%, 11/27/23		5	4,966
2020 DIP Term Loan, 3.60%, 07/14/21(m)		1	891
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 3.43%, 12/01/23		96	71,318
Liberty Latin America Ltd., Term Loan B, (1 mo. LIBOR + 5.00%), 5.19%, 10/15/26		35	34,650
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 2.43%, 03/24/25		27	25,431
Live Nation Entertainment, Inc., Term Loan B4, (1 mo. LIBOR + 1.75%), 1.00%, 10/17/26(m)		53	48,918
MH Sub I LLC,:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 4.11%, 09/13/24		92	88,449
2020 Incremental Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.06%, 09/13/24		16	15,400
Midcontinent Communications, 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 1.93%, 08/15/26(l)		15	14,093
PSAV Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 03/03/25		96	68,716
Radiate Holdco LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.75%, 02/01/24		51	48,615
Sinclair Television Group, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%), 2.43%, 01/03/24		13	11,995
Terrier Media Buyer, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 4.43%, 12/17/26		57	54,294
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 09/28/23(l)		93	89,513
UFC Holdings LLC, 2019 Term Loan, (6 mo. LIBOR + 3.25%, 1.00% Floor), 1.00%, 04/29/26(m)		15	14,263
Virgin Media Bristol LLC, USD Term Loan N, (1 mo. LIBOR + 2.50%), 1.00%, 01/31/28(m)		54	51,453
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.93%, 05/18/25		92	74,588
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 1.00%, 03/09/27(m)		324	306,990

			1,664,050

Metals & Mining — 0.1%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (3 mo. LIBOR + 4.50%), 4.86%, 07/31/25		37	33,572
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.07%, 03/08/24		103	78,618

			112,190

Security	Par (000)		Value

Multiline Retail — 0.0%
Neiman Marcus Group Ltd LLC,:
2020 DIP Term Loan, 10.79%, 10/07/20	USD	4	$4,203
2020 Exit Term Loan, (3 mo. LIBOR + 0010%), 1.00%, 05/08/25(l)(m)		6	6,068
Neiman Marcus Group Ltd. LLC, Cash Pay Extended Term Loan, (PRIME + 5.00%), 8.25%, 10/25/23		21	5,191

			15,462

Oil & Gas Equipment & Services — 0.0%
McDermott Technology Americas, Inc.,:
2018 1st Lien Term Loan, (PRIME + 4.00%), 5.00%, 05/09/25		30	10,263
2020 SP DIP Roll Up Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 1.00%, 10/21/20(m)		15	14,815

			25,078

Oil, Gas & Consumable Fuels — 0.0%
California Resources Corp., Second Out Term Loan, (3 mo. LIBOR + 10.37%, 1.00% Floor), 11.38%, 12/31/21		35	1,584
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 3.93%, 12/13/25		24	22,653

			24,237

Personal Products — 0.1%
Sunshine Luxembourg VII Sarl, USD 1st Lien Term Loan, (6 mo. LIBOR + 4.25%, 1.00% Floor), 1.00%, 10/01/26(m)		110	105,188

Pharmaceuticals — 0.4%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 3.69%, 05/04/25		48	43,301
Catalent Pharma Solutions, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%, 1.00% Floor), 3.25%, 05/18/26		22	21,597
Elanco Animal Health Incorporated, Term Loan B, 1.00%, 02/04/27(m)		56	53,270
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 Week LIBOR + 2.00%), 2.11%, 11/15/27		55	52,848
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 08/18/22		205	202,208
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.19%, 06/02/25		160	154,886

			528,110

Professional Services — 1.8%
Cast and Crew Payroll LLC, 2019 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.93%, 02/09/26		23	21,319
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 4.00%), 1.00%, 02/06/26(m)		110	106,728
Institutional Shareholder Services Inc., 2019 1st Lien Term Loan, (1 mo. LIBOR + 4.50%), 5.57%, 03/05/26(l)		1,985	1,925,377
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 5.50%), 5.86%, 08/04/25		29	21,133
STG-Fairway Holdings LLC, Term Loan B, (3 mo. LIBOR + 3.50%), 1.00%, 01/31/27(m)		34	31,606

			2,106,163

Real Estate Management & Development — 0.0%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.00%, 04/18/24		55	49,598

Road & Rail — 0.1%
Lineage Logistics Holdings LLC, 2018 Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 1.00%, 02/27/25(m)		103	99,573

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Road & Rail (continued)
Road Infrastructure Investment LLC, 2016 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.75%, 06/13/23	USD	36	$31,224

			130,797

Semiconductors & Semiconductor Equipment — 0.0%
ON Semiconductor Corp., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.18%, 09/19/26		11	10,464

Software — 3.2%
Applied Systems, Inc.,:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 09/19/24		103	100,403
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 09/19/25		7	6,965
Bluefin Holding LLC, Term Loan, 1.00%, 09/04/26(l)		294	273,258
BMC Software Finance, Inc., 2017 Term Loan, (1 mo. LIBOR + 4.25%), 1.00%, 10/02/25(m)		52	49,196
Castle US Holding Corp., USD Term Loan B, (3 mo. LIBOR + 3.75%), 4.06%, 01/29/27		88	79,913
Cornerstone OnDemand, Inc., Term Loan B, (2 mo. LIBOR + 4.25%), 5.35%, 04/22/27		27	26,545
Cypress Intermediate Holdings III, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 04/29/24		107	103,185
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 4.25%, 05/28/24		35	28,906
Ellie Mae, Inc., Term Loan, (3 mo. LIBOR + 3.75%), 4.06%, 04/17/26		105	101,294
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 10/01/25		192	186,994
Informatica LLC,:
2020 USD 2nd Lien Term Loan, (Fixed + 7.12%), 7.13%, 02/25/25		27	26,966
2020 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 02/25/27		161	153,433
Kronos, Inc.,:
2017 Term Loan B, (1 mo. LIBOR + 3.00%), 3.18%, 11/01/23		228	227,415
2nd Lien Term Loan, (1 mo. LIBOR + 8.25%, 1.00% Floor), 9.25%, 11/01/24		16	16,104
McAfee LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 3.93%, 09/30/24		90	87,602
Mitchell International, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 11/29/24		41	38,476
Persado, Inc., Term Loan, 1.00%, 02/03/27(l)		177	176,003
Rigup, Inc., Delayed Draw Term Loan, 1.00%, 03/01/24(l)		716	707,713
RP Crown Parent LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 10/12/23		92	89,028
Severin Acquisition LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 08/01/25		83	79,735
SolarWinds Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 02/05/24		113	109,789
Solera LLC, Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 03/03/23		97	93,456
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 09/30/22		102	99,440
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.93%, 04/16/25		7	6,213
SS&C Technologies, Inc.,:
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 1.93%, 04/16/25		9	8,843

Security	Par (000)		Value

Software (continued)
2018 Term Loan B5, (1 mo. LIBOR + 1.75%), 1.93%, 04/16/25	USD	35	$32,887
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 2.75%), 2.93%, 05/01/24		136	129,260
Tibco Software Inc.,:
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.43%, 03/03/28		80	77,104
2020 Term Loan B, (1 mo. LIBOR + 3.75%), 3.93%, 06/30/26(l)		100	94,081
Ultimate Software Group, Inc.,:
2020 2nd Lien Incremental Term Loan, 1.00%, 05/03/27		43	43,645
2020 Incremental Term Loan B, 1.00%, 05/04/26(m)		131	129,220
Term Loan B, (1 mo. LIBOR + 3.75%), 1.00%, 05/04/26(m)		125	121,359
Vertafore, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 07/02/25		108	101,914
Winshuttle LLC FILO, Term Loan, 1.00%, 08/09/24(l)		303	293,854

			3,900,199

Specialty Retail — 0.3%
Belron Finance US LLC, 2019 USD Term Loan B, (3 mo. LIBOR + 2.50%), 3.26%, 10/30/26		42	40,223
IAA, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 2.44%, 06/28/26		14	13,274
MarketLive LLC, 1.00%, 12/18/20(l)		96	94,232
MED ParentCo LP,:
1st Lien Delayed Draw Term Loan, (3 mo. LIBOR + 4.25%), 4.61%, 08/31/26		8	7,068
1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 4.61%, 08/31/26		45	40,281
Midas Intermediate Holdco II LLC, Incremental Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 08/18/21		36	32,082
PetSmart, Inc., Term Loan B2, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 03/11/22		110	108,228

			335,388

Technology Hardware, Storage & Peripherals — 0.0%
Electronics for Imaging, Inc., Term Loan, (1 mo. LIBOR + 5.00%), 1.00%, 07/23/26(l)(m)		29	22,473
Western Digital Corp., 2018 Term Loan B4, (3 mo. LIBOR + 1.75%), 1.92%, 04/29/23		31	30,061

			52,534

Textiles, Apparel & Luxury Goods — 0.2%
Calceus Acquisition, Inc., Term Loan B, 1.00%, 02/12/25(l)(m)		250	232,500

Thrifts & Mortgage Finance — 0.1%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 1.00%, 05/23/25(m)		82	75,945

Tobacco — 0.8%
JUUL LABS, Inc., Term Loan, (3 mo. LIBOR + 1.50%), 1.50%, 08/02/23(l)		903	910,988

Trading Companies & Distributors — 0.1%
HD Supply, Inc., Term Loan B5, (1 mo. LIBOR + 1.75%), 1.93%, 10/17/23		67	64,819

Utilities — 0.0%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/28/24		45	43,171

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Wireless Telecommunication Services — 0.2%
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.00%, 04/11/25(m)	USD	58	$55,507
T-Mobile USA, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 3.18%, 04/01/27		162	161,650
Xplornet Communications, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.75%), 1.00%, 05/29/27(m)		82	78,105

			295,262

Total Floating Rate Loan Interests — 27.2% (Cost — $34,235,061)			32,788,080

Foreign Agency Obligations — 0.3%

Maldives — 0.1%
Republic of Maldives Ministry of Finance and Treasury Bond 7.00%,06/07/22		200	150,500

Sri Lanka — 0.2%
Sri Lanka Government International Bond:
6.83%, 07/18/26		200	130,500
7.55%, 03/28/30		200	128,500

			259,000

Total Foreign Agency Obligations — 0.3% (Cost — $591,920)			409,500

	Shares

Investment Companies — 1.8%
Invesco Senior Loan ETF		9,604	205,045
iShares JP Morgan USD Emerging Markets Bond ETF(o)		18,476	2,017,949

Total Investment Companies — 1.8% (Cost — $2,213,010)			2,222,994

	Par (000)

Preferred Securities

Capital Trusts — 5.7%

Banks — 2.8%
Banco Bilbao Vizcaya Argentaria SA, 8.88%(g)(h)	USD	200	231,722
Banco de Sabadell SA, 6.50%(g)(h)		200	183,602
Banco Santander SA, 6.75%(g)(h)		200	230,178
Bank of East Asia Ltd., 5.88%(g)(h)		250	241,050
Bankia SA, 6.00%(g)(h)		200	205,995
CaixaBank SA, 6.75%(g)(h)		200	224,700
Citigroup, Inc., Series Q, 5.95%(g)(h)		200	190,814
Credit Agricole SA, 7.88%(c)(g)(h)		200	216,962
HSBC Holdings PLC, 6.88% (g)(h)		500	507,321
Huntington Bancshares, Inc., Series F, 5.63%(g)(h)		500	512,950
ING Groep NV, 6.75%(g)(h)		200	204,500
Intesa Sanpaolo SpA, 7.75%(g)(h)		200	244,923
Stichting AK Rabobank Certificaten, 0.01%(h)		100	119,091

			3,313,808

Capital Markets — 0.6%
Morgan Stanley, Series J, 5.55%(g)(h)		425	390,657
UBS Group AG, 5.75%(g)(h)		300	344,935

			735,592

Diversified Financial Services — 1.5%
Bank of America Corp., Series Z, 6.50%(g)(h)		500	537,330
Credit Suisse Group AG, 7.50%(c)(g)(h)		200	207,782

Security	Par (000)		Value

Diversified Financial Services (continued)
HBOS Capital Funding LP, 6.85%(h)	USD	200	$202,180
JPMorgan Chase & Co., Series FF, 5.00%(g)(h)		410	392,165
UniCredit SpA, 7.50%(g)(h)		400	469,061

			1,808,518

Diversified Telecommunication Services — 0.1%
SoftBank Group Corp., 6.00%(g)(h)		200	182,200

Insurance — 0.3%
Achmea BV, 4.63%(g)(h)		200	217,307
FWD Ltd., 5.50%(g)(h)		200	182,000

			399,307

Real Estate Management & Development — 0.1%
TLG Finance Sarl, 3.38%(g)(h)		100	106,171

Utilities — 0.2%
Electricite de France SA(g)(h):
4.00%		100	115,200
6.00%		100	130,680

			245,880

Wireless Telecommunication Services — 0.1%
Vodafone Group PLC, 4.20%,(g)		100	121,558

Total Capital Trusts — 5.7% (Cost — $7,019,359)			6,913,034

Total Preferred Securities— 5.7%			6,913,034

	Shares

Warrants — 0.0%

Capital Markets — 0.0%
Pico Quntitatve Trade Holding LLC(l)		6	12,905

Total Warrants — 0.0% (Cost — $—)			12,905

Total Long-Term Investments — 117.4% (Cost — $143,638,308)			141,473,325

Short-Term Securities — 1.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%(o)(p)	USD	1,381,480	1,381,480

Total Short-Term Securities — 1.2% (Cost — $1,381,480)			1,381,480

Options Purchased — 0.0% (Cost — $55,559)			9,922

Total Investments Before Options Written — 118.6% (Cost — $145,075,347)			142,864,727

Options Written — (0.0)% (Premiums Received — $26,813)			(2,214)

Total Investments, Net of Options Written — 118.6% (Cost — $145,048,534)			142,862,513

Liabilities in Excess of Other Assets — (18.6)%			(22,451,827)

Net Assets — 100.0%			$120,410,686

(a)	Non-income producing security.
(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Strategies Fund

(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(f)	When-issued security.
(g)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Perpetual security with no stated maturity date.
(i)	Zero-coupon bond.
(j)	Convertible security.
(k)	Issuer filed for bankruptcy and/or is in default.
(l)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(m)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(n)	Amount is less than 500.
(o)	Annualized 7-day yield as of period end.

(p)

Investments in issuers considered to be an affiliate/affiliates of the Trust during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold		Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,292,879	—	(2,911,399	)b)	1,381,480	$1,381,480	$15,361	$9	$—
iShares JP Morgan USD Emerging Markets Bond ETF	18,476	—	—		18,476	2,017,949	36,071	—	(98,662)

						$3,399,429	$51,432	$9	$(98,662)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts 10-Year U.S. Treasury Note	15	09/21/20	$2,088	$5,658
U.S. Long Bond	10	09/21/20	1,786	(1,657)
2-Year US Treasury Notes	13	09/30/20	2,871	143
5-Year US Treasury Notes	5	09/30/20	629	813

				4,957

Short Contracts 10-Year U.S. Treasury Note	9	09/21/20	1,253	(3,214)
10-Year U.S. Ultra Long Treasury Note	13	09/21/20	2,047	(4,414)
U.S. Ultra-Bond	8	09/21/20	1,745	12,079
5-Year U.S. Treasury Note	2	09/30/20	251	(668)

				3,783

				$8,740

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Strategies Fund

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	955,000	USD	656,174	Deutsche Bank AG	07/06/20	$2,888
EUR	50,000	USD	56,182	State Street Bank and Trust Co.	07/17/20	11
USD	349,794	EUR	310,000	Deutsche Bank AG	07/17/20	1,398
USD	282,765	EUR	250,000	JPMorgan Chase Bank N.A.	07/17/20	1,801
USD	10,148,499	EUR	8,970,000	JPMorgan Chase Bank N.A.	07/17/20	67,494
USD	438,643	EUR	390,000	Morgan Stanley & Co. International PLC	07/17/20	339
USD	632,590	GBP	500,000	Bank of America N.A.	07/17/20	12,981
USD	363,704	GBP	290,000	State Street Bank and Trust Co.	07/17/20	4,331

						91,243

USD	633,808	AUD	955,000	Bank of America N.A.	07/06/20	(25,254)
GBP	20,000	USD	24,869	Bank of America N.A.	07/17/20	(85)
USD	291,880	EUR	260,000	BNP Paribas S.A.	07/17/20	(323)
USD	123,188	GBP	100,000	JPMorgan Chase Bank N.A.	07/17/20	(734)
USD	656,232	AUD	955,000	Deutsche Bank AG	08/05/20	(2,939)

						$(29,335)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
SPDR S&P 500 ETF Trust	164	07/02/20	USD	300.00	USD	5,057	$9,922

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
SPDR S&P 500 ETF Trust	164	07/02/20	USD	290.00	USD	5,057	$(2,214)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.34.V1	1.00%	Quarterly	06/20/25	USD	10,000	$119,380	$47,936	$71,444

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/24	B-	EUR	100	$(19,413)	$(2,021)	$(17,392)
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	60	(11,647)	3,348	(14,995)
Intrum Justitia AB	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/25	BB	EUR	100	(9,403)	(11,193)	1,790

								$(40,463)	$(9,866)	$(30,597)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amounts the — Fund may pay should a negative credit event take place as defined under the terms of the agreement.

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Strategies Fund

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$47,936	$—	$71,444	$—	$—
OTC Swaps	3,348	(13,214)	1,790	(32,387)	—
Options Written	N/A	N/A	24,599	—	(2,214)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$18,693	$—	$18,693
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	91,243	—	—	91,243
Options purchased(b)
Investments at value — unaffiliated	—	—	9,922	—	—	—	9,922
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	71,444	—	—	—	—	71,444
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	5,138	—	—	—	—	5,138

	$—	$76,582	$9,922	$91,243	$18,693	$—	$196,440

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$9,953	$—	$9,953
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	29,335	—	—	29,335
Options written
Options written at value	—	—	2,214	—	—	—	2,214
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	45,601	—	—	—	—	45,601

	$—	$45,601	$2,214	$29,335	$9,953	$—	$87,103

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Strategies Fund

For the period ended June 30, 2020, the effect of derivative financial instrument in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$44,060	$—	$(111,247)	$—	$(67,187)
Forward foreign currency exchange contracts	—	—	—	295,533		—	295,533
Options purchased(a)	—	—	(198,024)	—	(50,600)	—	(248,624)
Options Written	—	—	60,267	—	—	—	60,267
Swaps	—	(187,696)	—	—	—	—	(187,696)

	$—	$(187,696)	$(93,697)	$295,533	$(161,847)	$—	$(147,707)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(11,947)	$—	$(11,947)
Forward foreign currency exchange contracts	—	—	—	201,004	—	—	201,004
Options purchased(b)	—	—	(45,637)	—	—	—	(45,637)
Options Written	—	—	24,599	—	—	—	24,599
Swaps	—	35,774	—	—	—	—	35,774

	$—	$35,774	$(21,038)	$201,004	$(11,947)	$—	$203,793

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,171,746
Average notional value of contracts — short	$5,533,563
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$12,206,964
Average amounts sold — in USD	$1,022,201
Options:
Average market value of option contracts purchased	$4,961
Average market value of option contracts written	$1,107
Average notional amount of swaption contracts purchased	$—	(a)
Credit default swaps:
Average notional amount-sell protection	$6,522,149

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$13,172	$7,186
Forward foreign currency exchange contracts	91,243	29,335
Options(a)	9,922	2,214
Swaps — Centrally cleared	15,342	—
Swaps — OTC(b)	5,138	45,601

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$134,817	$84,336
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(38,436)	(9,400)

Total derivative assets and liabilities subject to an MNA	$96,381	$74,936

(a)	Includes options purchased at value which is included in Investments at value—unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Strategies Fund

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Bank of America N.A.	$12,981	$(12,981)	$—	$—	$—
Credit Suisse International	3,348	(3,348)	—	—	—
Deutsche Bank AG	4,286	(2,939)	—	—	1,347
JPMorgan Chase Bank N.A.	71,085	(31,340)	—	—	39,745
Morgan Stanley & Co. International PLC	339	—	—	—	339
State Street Bank and Trust Co.	4,342	—	—	—	4,342

	$96,381	$(50,608)	$—	$—	$45,773

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$25,339	$(12,981)	$—	$—	$12,358
BNP Paribas S.A.	323	—	—	—	323
Credit Suisse International	14,995	(3,348)	—	—	11,647
Deutsche Bank AG	2,939	(2,939)	—	—	—
JPMorgan Chase Bank N.A.	31,340	(31,340)	—	—	—

	$74,936	$(50,608)	$—	$—	$24,328

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable due to counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Strategies Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$19,513	$10,827	$—	$30,340
Asset-Backed Securities	—	5,719,590	—	5,719,590
Corporate Bonds	1,784,154	91,592,728	—	93,376,882
Floating Rate Loan Interests	—	17,590,911	15,197,169	32,788,080
Foreign Agency Obligations	—	409,500	—	409,500
Investment Companies	2,222,994	—	—	2,222,994
Preferred Securities	—	6,913,034	—	6,913,034
Warrants	—	—	12,905	12,905
Options Purchased	9,922	—	—	9,922
Short-Term Securities:
Short-Term Securities	1,381,480	—	—	1,381,480
Unfunded floating rate loan interests(a)	—	645		645
Liabilities:
Unfunded floating rate loan interests(a)		(941)	(7,172)	(8,113)

	$5,418,063	$122,236,294	$15,202,902	$142,857,259

Derivative Financial Instruments (b)
Assets:
Credit contracts	$—	$73,234	$—	$73,234
Forward foreign currency contracts	—	91,243	—	91,243
Interest rate contracts	18,693	—	—	18,693
Liabilities:
Credit contracts	—	(32,387)	—	(32,387)
Equity contracts	(2,214)	—	—	(2,214)
Forward foreign currency contracts	—	(29,335)	—	(29,335)
Interest rate contracts	(9,953)	—	—	(9,953)

	$6,526	$102,755	$—	$109,281

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Floating Rate Loan Interests	Warrants	Unfunded Floating Rate Loan Interests	Total
Assets:
Opening Balance, as of December 31, 2019	$10,240,352	$—	$(5,625)	$10,234,727
Transfers into Level 3	842,223	—	—	842,223
Transfers out of Level 3(a)	(322,642)	—	—	(322,642)
Accrued discounts/premiums	8,552	—	—	8,552
Net realized gain (loss)	14,446	—	—	14,446
Net change in unrealized appreciation (depreciation)(b)(c)	(332,776)	12,905	(1,547)	(321,418)
Purchases	7,757,239	—	—	7,757,239
Sales	(3,010,225)	—	—	(3,010,225)

Closing Balance, as of June 30, 2020	$15,197,169	$12,905	$(7,172)	$15,202,902

Net change in unrealized appreciation (depreciation) on derivative financial instruments still held at June 30, 2020(b)	$(324,376)	$12,905	$(7,172)	$(318,643)

(a)

As of June 30, 2020, the Fund used significant unobservable inputs in determining the value of certain investments. As of June 30, 2020 the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Strategies Fund

(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee to determine the value of certain of the Trust’s Level 3 investments and derivative financial instruments as of period end. The table does not include Level 3 investments with values based upon unadjusted third-party pricing information in the amount of $7,147,589. A significant change in the third-party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets:
Floating Rate Loan Interests(b)	$8,055,313	Income	Discount Rate	7% - 15%	10%
		Market	Recent Transactions	—	—

	$8,055,313

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period end June 30, 2020, the valuation technique for investments classified as Floating Rate Interests amounting to $652,145 changed to income approach. The investments were previously valued utilizing Transaction Price. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	29

Statement of Assets and Liabilities  (unaudited)

June 30, 2020

BlackRock Credit Strategies Fund

ASSETS
Investments at value — unaffiliated (cost — $141,695,662)	$139,465,298
Investments at value — affiliated (cost — $3,379,685)	3,399,429
Cash pledged:
Centrally cleared swaps	381,000
Futures contracts	96,000
Foreign currency at value (cost — $199,536)	199,530
Receivables:
Investments sold	626,125
Capital shares sold	161,543
Dividends — affiliated	447
Interest — unaffiliated	1,791,682
Variation margin on futures contracts	13,172
Variation margin on centrally cleared swaps	15,342
Swap premiums paid	3,348
Unrealized appreciation on:
Forward foreign currency exchange contracts	91,243
OTC swaps	1,790
Unfunded floating rate loan interests	645

Total assets	146,246,594

LIABILITIES
Bank overdraft	1,717,946
Options written at value (premiums received — $26,813)	2,214
Payables:
Investments purchased	4,529,541
Bank borrowings	18,000,000
Income dividend distributions	458,404
Interest expense	479,478
Investment advisory fees	102,150
Offering costs	39,211
Other accrued expenses	411,617
Service and distribution fees	5,112
Variation margin on futures contracts	7,186
Swap premiums received	13,214
Unrealized depreciation on:
Forward foreign currency exchange contracts	29,335
OTC swaps	32,387
Unfunded floating rate loan interests	8,113

Total liabilities	25,835,908

NET ASSETS	$120,410,686

NET ASSETS CONSIST OF
Paid-in capital	$122,709,599
Accumulated loss	(2,298,913)

NET ASSETS	$120,410,686

Institutional: Based on net assets of $109,834,739 and 11,328,255 shares outstanding, unlimited shares authorized, $0.001 par value	$9.70

Class A: Based on net assets of $10,575,947 and 1,090,631 shares outstanding, unlimited shares authorized, $0.001 par value	$9.70

See notes to financial statements.

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

BlackRock Credit Strategies Fund

INVESTMENT INCOME
Dividends — affiliated	$51,432
Dividends — unaffiliated	60,512
Interest — unaffiliated	4,059,456
Other income	93,319

Total investment income	4,264,719

EXPENSES
Investment advisory	628,749
Professional	231,561
Organization and offering	163,305
Directors and Officer	43,926
Custodian	20,696
Accounting services	16,910
Registration	16,284
Printing	11,666
Service and distribution — class specific	8,041
Transfer agent — class specific	652
Miscellaneous	22,789

Total expenses excluding interest expense and fees	1,164,579
Interest expense and fees	523,176

Total expenses	1,687,755
Less:
Fees waived and/or reimbursed by the Manager	(278,563)
Transfer agent fees waived and/or reimbursed	(651)

Total expenses after fees waived and/or reimbursed	1,408,541

Net investment income	2,856,178

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Capital gain distributions from investment companies — affiliated	9
Futures contracts	(67,187)
Forward foreign currency exchange contracts	295,533
Foreign currency transactions	(347,260)
Investments — unaffiliated	127,298
Options written	60,267
Swaps	(187,696)

(119,036)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(11,947)
Forward foreign currency exchange contracts	201,004
Foreign currency translations	(4,241)
Investments — affiliated	(98,662)
Investments — unaffiliated	(5,081,282)
Options written	24,599
Swaps	35,774
Unfunded floating rate loan interests	(5,194)

(4,939,949)

Net realized and unrealized loss	(5,058,985)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,202,807)

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Changes in Net Assets

	BlackRock Credit Strategies Fund
	Six Months Ended 06/30/20 (unaudited)	Period from 02/28/19(a) to 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,856,178	$3,756,559
Net realized gain (loss)	(119,036)	615,463
Net change in unrealized appreciation (depreciation)	(4,939,949)	2,859,582

Net increase (decrease) in net assets resulting from operations	(2,202,807)	7,231,604

DISTRIBUTIONS TO SHAREHOLDERS(b)
Institutional	(2,887,829)	(4,888,480)
Class A	(50,935)	—

Decrease in net assets resulting from distributions to Common shareholders	(2,938,764)	(4,888,480)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	19,622,073	103,322,695
Reinvestment of common distributions	134,031	30,334

Net increase in net assets derived from capital share transactions	19,756,104	103,353,029

NET ASSETS
Total increase in net assets	14,614,533	105,696,153
Beginning of period	105,796,153	100,000

End of period	$120,410,686	$105,796,153

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Cash Flows  (unaudited)

Six Months Ended June 30, 2020

BlackRock Credit Strategies Fund

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(2,202,807)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments and principal paydowns	61,235,519
Purchases of long-term investments	(86,244,770)
Net proceeds from sales of short-term securities	3,212,198
Amortization of premium and accretion of discount on investments and other fees	(137,293)
Premiums received from options written	141,999
Premiums paid on closing options written	(54,919)
Net realized gain on investments	(187,565)
Net unrealized depreciation on investments, options written, swaps, unfunded floating rate loan interests and foreign currency translations	4,995,205

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	6,302
Dividends	4,710
Interest — unaffiliated	(244,202)
From Manager	48,141
Variation margin on futures contracts	(9,094)
Variation margin on centrally cleared swaps	(15,342)
Swap premiums paid	(3,348)
Prepaid expenses	50,502
Deferred offering costs	166,395

Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	102,150
Interest expense and fees	416,526
Service and distribution fees	5,112
Variation margin on futures contracts	5,665
To manager	(909,298)
Variation margin on centrally cleared swaps	(842)
Other accrued expenses	114,599
Swap premiums received	10,982

Net cash used for operating activities	(19,493,475)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(2,786,252)
Payments for offering costs	(79,359)
Payments for bank borrowings	(15,000,000)
Proceeds from issuance of capital shares	19,553,520
Proceeds from bank borrowings	17,000,000
Increase in bank overdraft	1,200,532

Net cash provided by financing activities	19,888,441

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$(4,230)

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	390,736
Restricted and unrestricted cash and foreign currency at beginning of period	285,794

Restricted and unrestricted cash and foreign currency at end of period	$676,530

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$106,650

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to shareholders	134,031

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statement of Cash Flows  (unaudited) (continued)

Six Months Ended June 30, 2020

BlackRock Credit Strategies Fund

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash pledged:
Futures contracts	$96,000
Centrally cleared swaps	381,000
Foreign currency at value	199,530

$676,530

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF PERIOD TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash pledged:
Futures contracts	$41,000
Centrally cleared swaps	—
Foreign currency at value	244,794

$285,794

See notes to financial statements.

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Credit Strategies Fund

	Institutional
	Six Months Ended 06/30/20 (Unaudited)		Period from 02/28/19(a) to 12/31/19

Net asset value, beginning of period	$10.24		$10.00

Net investment income(b)	0.26		0.38
Net realized and unrealized gain (loss)	(0.53)		0.35

Net increase from investment operations	(0.27)		0.73

Distributions(c)
From net investment income	(0.27)		(0.45)
From net realized gain	—		(0.04)

Total distributions	(0.27)		(0.49)

Net asset value, end of period	$9.70		$10.24

Total Return(d)
Based on net asset value	(2.54	)%(e)	7.41	%(e)

Ratios to Average Net Assets(f)
Total expenses	3.07	%(g)(h)	3.44	%(g)(i)

Total expenses after fees waived and/or reimbursed and paid indirectly	2.69	%(g)	1.84	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	1.69	%(g)	1.47	%(g)

Net investment income	5.51	%(g)	4.45	%(g)

Supplemental Data
Net assets, end of period (000)	$109,835		$105,796

Borrowings outstanding, end of period (000)	$18,000		$16,000

Asset coverage, end of period ($1000) of bank borrowings	$7,689		$7,612

Portfolio turnover rate	49%		43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Where applicable, assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (Unaudited)	Period from 02/28/19 (a) to 12/31/19
Investments in underlying funds	0.02%	0.04%

(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, total expenses would have been 3.24%.
(i)	Audit and offering costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, total expenses would have been 3.62%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights  (continued)

(For a share outstanding throughout the period)

	BlackRock Credit Strategies Fund

	Class A
	Period from 04/01/20(a) to 06/30/20 (Unaudited)

Net asset value, beginning of period	$8.48

Net investment income(b)	0.10
Net realized and unrealized gain	1.24

Net increase from investment operations	1.34

Distributions(c)
From net investment income	(0.12)

Total distributions	(0.12)

Net asset value, end of period	$9.70

Total Return(d)
Based on net asset value	15.82	%(e)

Ratios to Average Net Assets
Total expenses	3.38	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	3.26	%(f)(g)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees	2.38	%(f)(g)

Net investment income	4.31	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$10,576

Borrowings outstanding, end of period (000)	$18,000

Asset coverage, end of period ($1000) of bank borrowings	$7,689

Portfolio turnover rate	49%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulation
(d)

Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions. The Fund is a continuously offered closed-end fund, the Shares of which are offered at net asset value. No secondary market for the Fund’s Shares exists.

(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.02%.
(g)	Annualized.
(h)	Audit fees were not annualized in the calculation of the expense ratio. If these expenses were annualized, total expenses would have been 3.42%.

See notes to financial statements.

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Credit Strategies Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a non-diversified, closed-end management investment company that has elected to operate as an interval fund. The Fund is organized as a Delaware statutory trust. The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value (“NAV”), reduced by any applicable repurchase fee. The Fund determines and makes available for publication the NAV of its shares on a daily basis. The Fund’s shares are offered for sale daily through its Distributor (defined below) at the then-current NAV plus any applicable sales load. The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares. The sales load payable by each investor depends upon the amount invested in each share class by the investor in the Fund, but may range from 0.00% to 3.50%.

The Fund offers two classes of shares designated as Institutional Shares and Class A Shares. Both classes of shares have identical voting, dividend, liquidation and other rights and will be subject to the same terms and conditions, except that Class A Shares bear expenses related to the shareholder servicing and distribution of such shares.

Prior to commencement of operations on February 28, 2019, the Fund had no operations other than those relating to organizational matters and the sale of 10,000 Common Shares on February 13, 2019 to BlackRock Financial Management, Inc., an affiliate of the Fund, for $100,000. Investment operations for the Fund commenced on February 28, 2019.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Fund (the “Board”), the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (unaudited) (continued)

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the ETF is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded equity options for which market quotations are readily available will be valued at the National Best Bid and Offer quotes (“NBBO”). NBBO represents the mean of the bid and ask prices as quoted on the exchange on which such options are traded. In the event that there is no mean price available, the last bid (long positions) or ask (short positions) price will be used. If no bid or ask price is available, the prior day’s price may be used. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (unaudited) (continued)

assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage pass-through securities Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis,

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Commitment fees received in advance and unrecognized are recorded in the Statement of Assets and Liabilities as deferred income. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Acquia, Inc.	$34,287	$33,677	$34,287	$610
Coolsys, Inc.	39,686	39,686	37,702	(1,984)
EyeCare Partners, LLC	6,587	6,587	5,914	(673)
Intelsat Jackson Holdings S.A.	852	852	863	11
Kellermeyer Bergensons Services, LLC	128,725	128,725	128,725	—
MED ParentCo LP	3,353	3,238	3,026	(212)
Neiman Marcus Group Ltd LLC	1,177	1,177	1,201	24
Persado Inc	70,684	70,684	70,401	(283)
Puppet Inc	190,738	185,549	185,493	(56)
RigUp, Inc	358,154	358,155	353,857	(4,298)
Villa Bidco Inc	41,009	40,140	39,533	(607)

Forward Commitments, When-Issued and Delayed Delivery Securities: The fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the fund may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (unaudited) (continued)

amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value—unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stand ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate of 1.00% of the average daily value of the Fund’s managed assets. For purposes of calculating this fee, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

The Manager entered into sub-advisory agreements with BlackRock Capital Investment Advisors, LLC (“BCIA”), BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BCIA, BIL and BRS for services they provide for that portion of the Fund for which BCIA, BIL and BRS, respectively, acts as sub-adviser a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2020, the Fund did not pay any amounts to affiliates in return for these services.

Service and Distribution Fees: The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with BlackRock Investments, LLC (the “Distributor”), an affiliate of the Manager, to provide for distribution of the common shares. The Distribution Agreement provides that the Distributor will sell, and will appoint financial intermediaries to sell, common shares on behalf of the Fund on a reasonable efforts basis. The Fund has adopted a distribution and servicing plan (the “Distribution and Servicing Plan”) with respect to certain classes of the common shares and in doing so has voluntarily complied with Rule 12b-1 under the 1940 Act, as if the Fund were an open-end investment company, and will be subject to an ongoing distribution fee and shareholder servicing fee (together, the “Distribution and Servicing Fee”) in respect of the classes of common shares paying such Distribution and Servicing Fee (including Class A Shares). The maximum annual rates at which the Distribution and Servicing

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (unaudited) (continued)

Fees may be paid under the Distribution and Servicing Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the classes of common shares paying such Distribution and Servicing Fee) is 0.75%. 0.25% of such fee is a shareholder service fee and the remaining portion is a distribution fee. Institutional Shares are not subject to a distribution fee or shareholder servicing fee.

For the period from April 1, 2020 (commencement of operations) through June 30, 2020, the class specific service and distribution fees borne directly by Class A Shares was $8,041.

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to the Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the amount waived was $1,872.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2021. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Fund’s Independent Trustees. For the six months ended June 30, 2020, the Manager waived $9,826 in investment advisory fees pursuant to these arrangements.

The Manager contractually agreed to waive and/or reimburse certain operating and other expenses of the Fund in order to limit certain expenses to 0.50% of the Fund’s average daily value of the net assets of each share class. The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2021. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2020, the Manager waived $266,865 pursuant to this arrangement.

These amounts waived and/or reimbursed are transfer agent fees waived and/or reimbursed, in the Statement of Operations. For the six months ended June 30, 2020, expense waivers and/or reimbursements are as follows.

Institutional	Class A	Total
$561	$ 90	$651

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective March 1, 2026, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of June 30, 2020, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2021	2022
Fund Level	$1,477,333	$266,865
Institutional	2,018	561
Class A	—	90

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, and excluding short-term securities, were $85,902,897 and $61,281,082 respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the period ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$145,169,325

Gross unrealized appreciation	$3,688,023
Gross unrealized depreciation	(5,856,526)

Net unrealized appreciation (depreciation)	$(2,168,503)

9.	BANK BORROWINGS

The Fund has entered into a credit agreement with Société Générale (the “Lender”) that established a revolving credit facility with an initial commitment of up to $150 million (the “Facility”). The Facility may be increased to a maximum of $450 million. The Facility has an initial three-year term ending on June 14, 2022, which may be extended with the payment of an extension fee. The Facility has the following terms: an agreed upon interest rate on amounts borrowed, a commitment fee on unused commitment amounts and an upfront fee paid to the Lender. The Fund’s borrowings, if any, are secured by eligible securities held in its portfolio of investments.

During the period, the Fund paid the commitment fee based on the daily unused portion of the Facility. The fees associated with the agreement are included in the Statement of Operations as interest expense and fees, if any. Advances to the Fund as of period end, if any, are shown in the Statement of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value. For the six months ended June 30, 2020, the average amount of bank borrowings and the daily weighted average interest rates for loans under the revolving credit agreements was $ 21,810,440 and 2.92% respectively.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (unaudited) (continued)

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”) or are unrated, which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than, higher quality securities.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11.	CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for the Fund’s Common Shares is $0.001. Shares issued and outstanding for the period December 31, 2019 to June 30, 2020, increased by 14,118 as a result of dividend reinvestment, 982,794 from Institutional Shares sold and 1,087,049 from the initial offering of Class A Shares.

The Fund will make offers to purchase between 5% and 25% of its outstanding shares at approximate 3 month intervals. The amount of the repurchase offers is shown as redemptions of shares resulting from repurchase offers in the Statement of Changes in Net Assets. The Fund may charge a repurchase fee of up to 2% of the value of the shares that are repurchased to compensate the Fund for expenses directly related to the repurchase offer, which is included in the capital share transactions in the Statement of the Changes in Net Assets. Costs directly related to the repurchase offer, primarily mailing and printing costs, are shown as repurchase offer in the Statement of Operations. For the six months ended June 30, 2020, the Fund conducted two repurchase offers, each for up to 5% of its outstanding Common Shares; however the Fund did not repurchase any shares as there were no shares tendered for repurchase.

As of June 30, 2020, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:

Institutional	Class A	Total
9,800,000	58,962	9,858,962

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following items were noted:

The results of the Fund's repurchase offer were as follows:

	Commencement Date (a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares
Institutional	July 7, 2020	August 7, 2020	110,311	1.0%	110,311	1.0%
Class A	July 7, 2020	August 7, 2020	—	—	—	—

(a)	Date the repurchase offer period began

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Credit Strategies Fund (the “Fund”) met on April 16, 2020 (the “April Meeting”) and May 21, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (the “Sub-Advisory Agreements”) between (1) the Manager, BlackRock International Limited (“BIL”) and the Fund, (2) the Manager, BlackRock (Singapore) Limited (“BRS”) and the Fund and (3) the Manager, BlackRock Capital Investment Advisors, LLC (“BCIA” and together with BIL and BRS, the “Sub-Advisors”) and the Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of four individuals, three of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Members. The Board has established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members.

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) the Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	47

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third-parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2019, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and, in light of the Fund’s outcome-oriented investment objective, certain performance metrics (“Outcome-Oriented Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed and considered the Fund’s performance relative to the Fund’s Outcome-Oriented Performance Metrics including a total return target. The Board noted that for the since-inception period reported, the Fund outperformed its total return target. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the first and fourth quartiles, respectively, relative to the Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that are generally similar to the Fund. The Board noted that the Fund’s contractual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the supplemental peer group.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2021, and the Sub-Advisory Agreements among the Manager, the Sub-Advisors, and the Fund for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	49

Trustee and Officer Information

W. Carl Kester, Chair of the Board and Trustee

Frank J. Fabozzi, Trustee

Catherine A. Lynch, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Capital Investment Advisors, LLC

Wilmington, DE 19809

BlackRock International Limited

Edinburgh EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

The Fund’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800) 882-0052.

During the period, there were no material changes in the Fund’s investment objectives or policies or to the Fund’s charters or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

ADDITIONAL INFORMATION	51

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

EUR	Euro

GBP	British Pound

USD	U.S. Dollar

Portfolio Abbreviations

ETF	Exchange-Traded Fund

LIBOR	London Interbank Offered Rate

OTC	Over-the-Counter

S&P	Standard & Poor’s

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when repurchased by the Fund in connection with any applicable repurchase offer, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CRST-12/6/20-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a)	Not Applicable to this semi-annual report
(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable due to no applicable purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

2

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Credit Strategies Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Strategies Fund

Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Strategies Fund

Date: September 4, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Credit Strategies Fund

Date: September 4, 2020

4